UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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MIDDLEBURG FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MIDDLEBURG FINANCIAL CORPORATION

Dear Shareholder:

           You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Middleburg Financial Corporation (the “Company”) to be held on Wednesday, May 1, 2013, at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia.

At the Annual Meeting, you will be asked to elect 11 directors for terms of one year each, to approve an amendment to the 2006 Equity Compensation Plan and to ratify the appointment of Yount, Hyde & Barbour, P.C., to serve as our independent auditors for the year ending December 31, 2013.   Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

           Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted.  Please complete, sign, date and return the enclosed proxy card promptly using the enclosed postage-paid envelope.  The enclosed proxy card, when returned properly executed, will be voted in the manner directed in the proxy statement.  You may also vote by phone or Internet by following the instructions on the enclosed proxy card.

           We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

Gary R. Shook
Chief Executive Officer and President

Middleburg, Virginia
April 1, 2013

MIDDLEBURG FINANCIAL CORPORATION
111 West Washington Street
Middleburg, Virginia  20117

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
___________________

           The Annual Meeting of Shareholders (the “Annual Meeting”) of Middleburg Financial Corporation (the “Company”) will be held on Wednesday, May 1, 2013, at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, for the following purposes:

1.	To elect 11 directors to serve for terms of one year each expiring at the 2014 Annual Meeting of Shareholders;

2.	To approve an amendment to the 2006 Equity Compensation Plan;

3.	To ratify the appointment of Yount, Hyde & Barbour, P.C., as our independent registered public accounting firm for the year ending December 31, 2013, and

4.	To act upon such other matters as may properly come before the Annual Meeting.

           Only holders of shares of Common Stock of record at the close of business on March 22, 2013, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

Jeffrey H. Culver
Executive Vice President,
Chief Operating Officer and Corporate Secretary

April 1, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 1, 2013.

The proxy statement and the Company’s 2012 annual report on Form 10-K are available at https://materials.proxyvote.com/596094.

MIDDLEBURG FINANCIAL CORPORATION
111 West Washington Street
Middleburg, Virginia 20117

PROXY STATEMENT

           This Proxy Statement is furnished to holders of the common stock, par value $2.50 per share (“Common Stock”), of Middleburg Financial Corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, May 1, at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, and any duly reconvened meeting after adjournment thereof.

           Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 1, 2013, to all shareholders entitled to vote at the Annual Meeting.

           The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

           On March 22, 2013, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 7,052,554 shares of Common Stock issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

           A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of or against the relevant item.

           A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter.  A broker is prohibited from voting on the election of directors or the amendment to the 2006 Equity Compensation Plan without instructions from the beneficial owner; therefore, there may be broker nonvotes on Proposals One and Two.  A broker may vote on the ratification of the independent public accountants; therefore, no broker nonvotes are expected to exist in connection with Proposal Three.

Abstentions and broker nonvotes will not count as votes cast and will have no effect on the outcome of any of the matters at the meeting.

           The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Eleven directors will be elected at the Annual Meeting.  The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting.  In February 2013, J. Bradley Davis  announced that he would not stand for re-election at the Annual Meeting.  The Board of Directors amended the Company’s bylaws to decrease the size of the Board to eleven directors, effective as of the Annual Meeting.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 11 nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If at the time of the Annual Meeting any nominee is unable or unwilling to serve as a director, then votes will be cast pursuant to the enclosed proxy for such substitute nominee as may be nominated by the Board of Directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age, business experience and other directorships held during the past five years.  It also includes the experiences, qualifications, attributes and skills that caused the nominating committee and the Board of Directors to determine that the individual should serve as a director for the Company, and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of Middleburg Bank (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Company. Unless otherwise specified, each nominee has held his or her current position for at least five years.

Nominees for Election for Terms Expiring in 2014

Howard M. Armfield, 70, has been a director since 1984.
Mr. Armfield is the retired President of Armfield, Harrison & Thomas, Inc., an independent insurance agency based in Leesburg, Virginia. Mr. Armfield holds a bachelor of arts degree from

Duke University. A significant factor in Mr. Armfield’s contribution to the Board is his knowledge and experience in chairing the audit committee for the Company as he also holds a Certified Public Accountant (CPA) designation.  Mr. Armfield brings extensive experience in executive management, corporate governance and risk management.

Henry F. Atherton, III, 68, has been a director since 2004.
Mr. Atherton owns and operates a cattle and hay farm in Fauquier County, Virginia.  Previously Mr. Atherton served as a member and as Chairman of the Fauquier County Planning Commission and also served as a member and Chairman of the Fauquier County Board of Supervisors. Mr. Atherton has demonstrated his civic mindedness and commitment by serving with many community and civic organizations.  He is a former trustee of the Virginia Outdoors Foundation, and has served on the Agricultural and Forestall District Advisory Committee, the Agricultural Development Advisory Committee and the Virginia Association of Counties – Agricultural and Environmental Steering Committee. Mr. Atherton holds a bachelor of arts degree from Harvard University and a J.D. degree from Columbus School of Law, Catholic University. Mr. Atherton has also served in the U.S. Army. Overall, Mr. Atherton brings to our Board an understanding of our company’s business, proven leadership skills and knowledge of the important role of agribusiness and community leadership in our local economy.

Joseph L. Boling, 68, has been a director since 1993.
Mr. Boling has been Chairman of the Board since May 2010.  From 2008 to May 2010, Mr. Boling was Chairman and Chief Executive Officer of the Company and Chairman of the Bank.  From 1997 to 2008, he was the Chairman and Chief Executive Officer of the Company and the Bank.  From 1993 to 1997, he was President and Chief Executive Officer of the Company and the Bank. Mr. Boling also serves on the Board of Middleburg Investment Group and its subsidiary, Middleburg Trust Company, and as a Director of Southern Trust Mortgage, LLC. Mr. Boling brings extensive experience in banking and executive management to our Board. In addition, his activities as a civic and business leader in the markets where we operate provide insight on the factors that impact both our company and our communities. Mr. Boling is president of the Windy Hill Foundation, is a former member of the Loudoun County Economic Development Commission, Chairman of the James Madison University Foundation, past Chairman of the Virginia Bankers Association, on the Founding Board of the Piedmont Community Foundation, and a Rotarian. Mr. Boling holds a bachelor of arts degree in history from North Carolina Wesleyan and did his graduate work at University of Virginia in finance. Moreover, Mr. Boling’s experience with day to day leadership and intimate knowledge of our business and operations provide the Board with company-specific expertise.

Childs F. Burden, 62, has been a director since 1997.
Since 1978, Mr. Burden has been a partner with Secor Group, an investment firm in Washington, DC.  In addition, Mr. Burden is committed to volunteer service for historic preservation and serves on many preservation associated boards. Mr. Burden holds a bachelor of arts degree from the University of Virginia and is a Chartered Financial Analyst (CFA).  He brings to our Board extensive knowledge of investments and financial services, having many years of experience in such fields.

Alexander G. Green, III, 64, has been a director since 2008.
Mr. Green is the President and Chief Executive Officer of Armfield, Harrison & Thomas, Inc., an independent insurance agency in Leesburg, Virginia.   Earlier in his career he worked for First and Merchants National Bank as Assistant Vice President of Regional Commercial and Mortgage Lending. Mr. Green has served on other bank boards and multiple insurance agency councils.  Mr. Green has also been very active in community groups such as the Leesburg Airport

Commission, Loudoun County Planning Commission, Loudoun County Industrial Development Advisory Commission and the Loudoun Advisory Board of George Washington University.  Mr. Green holds both his bachelor of science in finance and his master in business administration degrees from Virginia Polytechnic Institute and State University.  As the principal executive officer of a successful company, Mr. Green provides the Board with valuable insight and guidance on the issues of corporate strategy, commercial and mortgage lending, business community growth and risk management.

Gary D. LeClair, 57, has been a director since 2008.
Prior to 2008 Mr. LeClair had served as a Director of the Company from 2001 to 2006.   Mr. LeClair also serves as a Director of Middleburg Investment Group and its subsidiary, Middleburg Trust Company.  Mr. LeClair is Chairman of the law firm of LeClairRyan, a Professional Corporation, resident in its Richmond, Virginia, office.  Mr. LeClair holds a bachelor of business administration degree in accounting from the College of William and Mary and a J.D. Degree from Georgetown University School of Law.  Mr. LeClair’s extensive experience in the various aspects of the law, including dispute resolution, employee relations and contract negotiations, combined with his focus on the capital needs of a growing company and his extensive skills at managing risk and directing corporate strategy, provide our Board with an invaluable resource as it manages the current environment and looks to its future.

John C. Lee, IV, 55, has been a director since November 2006.
John C. Lee, IV, founded Lee Technologies in 1983.  Schneider Electric, a Paris, France based global specialist in energy management acquired Lee Technologies in 2011.  Mr. Lee is now President of the Mission Critical Services & Software division of Schneider Electric which is the nation’s leading expert on design/build, commissioning, staffing, operations/maintenance and 24x7 monitoring of a data center’s critical infrastructure, serving customers across industries including the federal government, financial services, telecommunications, information technology and healthcare.  Currently, Mr. Lee serves on various boards including the Wolf Trap Foundation for Performing Arts (Chairman), Virginia Polytechnic Institute and State University Board of Visitors, Loyola University Maryland Board of Trustees, The Economic Club of Washington, DC, Northern Virginia Technology Council (NVTC – Chairman 2005-2008), Coaxis, Inc., and Aegis Mobile.  Mr. Lee holds a bachelor of arts in economics and business administration from Randolph-Macon College in Ashland, VA, and resides with his family in Middleburg, VA.  Mr. Lee’s entrepreneurial and professional experience, together with his dedicated and wide-ranging philanthropic involvement as a business leader, provide our Board with valuable insight in matters of corporate strategy and planning.

Keith W. Meurlin, 63, has been a director since 2005.
Mr. Meurlin retired as Vice President and Airport Manager of Washington Dulles International Airport in 2005, after 28 years of service.  Mr. Meurlin is also a retired Major General in the United States Air Force Reserve and was called back to active duty in 2005.  His final assignment was to establish for the Secretary of Defense the office to manage the care and benefits for wounded warriors from all services.  Mr. Meurlin has been actively involved in our communities by serving on the Board of Directors for both the Reston Chamber of Commerce as well as the Loudoun Chamber of Commerce, past Regional Chairman of the United Way of the National Capital Area as well as past Chairman of the Heart Association of Northern Virginia.  He currently is the Senior Vice President for the Washington Airports Task Force, a public/private enterprise supporting the growth of aviation services for the Washington DC region.  Mr. Meurlin is also a member of the Loudoun Economic Development Commission, serving as Chairman of the Transportation and Infrastructure Committee,  as well as a Board Member of the Dulles South Alliance, an organization focused on the long term planning and development of the Dulles south region.  Mr. Meurlin holds a bachelor of arts degree in political science from the University of Vermont and a master of science in systems management from The University of Southern California.

Janet A. Neuharth, 57, has been a director since 2006.
Ms. Neuharth is the Founder and President of Paper Chase Farms, Inc., an equestrian company based in Middleburg, Virginia. Ms. Neuharth is an active participant in Paper Chase Farms’ subsidiaries where she serves as Director of Promotions and Marketing for the manufacturing and retail area, Publisher and Editorial Director of the publishing division, and is an author.  Ms. Neuharth is the Chair of The Freedom Forum and the former Chair of the National Council at Vanderbilt University School of Law. Ms. Neuharth also serves on the boards of the Library of Virginia Foundation, the Middleburg Community Center and The Middleburg Forum. Ms. Neuharth holds a bachelor of arts degree in Political Science and English from the University of Florida and a J.D. Degree from Vanderbilt University School of Law.  Ms. Neuharth’s leadership skills in consensus-building, risk management and executive management and her legal acumen add an important dimension and provide a valuable resource for our Board.

John M. Rust, 62, has been a director since 2009.
Mr. Rust is the Managing Director of Dominick & Dominick, LLC, a full service securities firm founded in 1870 and based in New York City. Mr. Rust’s family’s long standing community leadership in Loudoun County provides the corporation with valuable insights as to the specific needs of our community. Mr. Rust is a Board member for the Piedmont Community Foundation and Oatlands Plantation. In addition, Mr. Rust serves as a Trustee of the Rust Foundation. Mr. Rust holds a bachelor of science degree in finance from Lehigh University.  Mr. Rust’s extensive experience in the various aspects of investment management, his focus on the capital needs of a growing company and his extensive skills at managing risk and directing corporate strategy provide our Board with an invaluable resource as it manages the current economic environment.

Gary R. Shook, 52, has been a director since 2007.
Mr. Shook has served as Chief Executive Officer and President of the Company since May 2010, and as President and Chief Executive Officer of the Bank since August 2008.  From 2007 to 2008, he served as President of the Company and the Bank.  From 2005 to 2007, Mr. Shook served as Executive Vice President, Investment Services and Fauquier Community Executive with the Company.  Mr. Shook serves as a Director and Chairman of the Board of Middleburg Investment Group and is Chairman of the Board of Middleburg Trust Company.  He is also a Director of Southern Trust Mortgage, LLC.  From 1995 to 2005, he was Senior Vice President, Fauquier Bankshares, Inc.  Mr. Shook has served as a Director of the Loudoun County Chamber of Commerce, Vice Chairman of the Fauquier Chamber of Commerce; Chairman of the Bluemont Concert Series; President of the Rotary Club of Warrenton; and Senior Warden and Vestryman of St. James’ Episcopal Church.  He has served as a Director and is currently Chairman Elect of the Virginia Bankers Association.  He is a Trustee of the Virginia Foundation for Independent Colleges and a Member of the CEO Cabinet of Loudoun County.  Mr. Shook holds a bachelor of arts degree from the University of Virginia.  Mr. Shook’s experience with Middleburg Financial Corporation and his extensive understanding of the financial services industry provide the Board with an invaluable resource for assessing and managing risks and planning for corporate strategy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Directors Not Standing for Re-election

J. Bradley Davis, 73, has been a director since 2008.
Mr. Davis is the founder and managing partner of Ridge Capital Partners, LLC, a private equity investment firm based outside of Washington, DC. Mr. Davis was also co-founder and managing partner of Trivest, Inc., where he led Trivest from a private high net worth individual fund to an institutional fund. Mr. Davis’s other business experiences include Senior Vice President of LaSalle Partners, Vice President at Chemical Bank and Vice President, Account Executive for McCaffrey & McCall. Mr. Davis earned a bachelor of arts degree in journalism from Pennsylvania State University. He also served as Captain in the U.S. Army. From these experiences, Mr. Davis brings to our Board entrepreneurial experience coupled with a deep understanding of private equity, real estate and wealth management services for high net worth individuals as well as institutional investors.

Executive Officers Who Are Not Directors

John Mason L. Antrim, 62, has served as President and Chief Executive Officer of Middleburg Trust Company (formerly known as Tredegar Trust Company), a subsidiary of the Middleburg Investment Group, since 2001.  From 1995 to 2001, Mr. Antrim served as Vice President, Trust Administration of Middleburg Trust Company.  Mr. Antrim holds a bachelor of arts degree in history from the University of Virginia.

Jeffery H. Culver, 44, has served as Executive Vice President and Chief Operating Officer of the Company and Executive Vice President and Chief Operating Officer of the Bank since December 31, 2008. Mr. Culver has also served as Corporate Secretary since November 2008. From May 2007 until December 2008, he served as Senior Vice President, Credit Administration and Strategic Planning.  From 2003 to 2007, Mr. Culver was Senior Vice President, Credit Administration. Additionally, Mr. Culver serves as a Director of Southern Trust Mortgage, LLC.  Mr. Culver holds a bachelor of arts degree from Ursinus College and master of arts degree in economics from American University.

David L. Hartley, 49, has served as President and Chief Executive Officer of Middleburg Investment Group since January of 2011 and also serves as Secretary on its Board of Directors.  Prior to that Mr. Hartley served as Senior Vice President of Middleburg Trust Company, a subsidiary of Middleburg Investment Group.  Mr. Hartley holds a Certified Trust and Financial Advisor designation.  He holds a bachelor of arts degree from Randolph-Macon College and has 22 years of investment experience.

Dwight S. Lampley, 61, joined Middleburg Bank in December 2010 as Senior Vice President, Chief Revenue Officer, with responsibility for all Commercial and Retail banking activities.  Mr. Lampley has over 40 years of financial services experience, including branch management, commercial lending, sales training and business development. Previously Mr. Lampley served as Executive Vice President of St. Meyer & Hubbard, a leading sales training company in the financial services industry and as Executive Vice President of First American National Bank.  Mr. Lampley holds a bachelor of science degree from Austin Peay State University.

Mark Andrew McLean, 59, has served as Executive Vice President of Middleburg Bank, a subsidiary of the Middleburg Financial Corporation since May, 2012.  From February, 2010 to 2012, Mr. McLean served as Senior Vice President of Middleburg Bank.  Mr. McLean holds a bachelor of science degree from the University of Virginia, a mini master of business administration degree from the University of Richmond and has 28 years of commercial banking experience.

Rajesh Mehra, 52, joined the company on November 2, 2009, as Executive Vice President, Chief Financial Officer and Treasurer.  Prior to joining the Company, Mr. Mehra was Executive Vice President and Chief Financial Officer for Fidelity Co-Operative Bank in Leominster, MA, for a period of one year.  He has also served as the President of Chelsea Advisory Services, LLC, a consulting firm specializing in banking and capital markets in McLean, VA.  From 2005 – 2007 Mr. Mehra was the Senior Vice President and Chief Financial Officer for Urban Trust Bank in Bethesda, MD.  Earlier in his career, Mr. Mehra worked at Fannie Mae and PricewaterhouseCoopers in Washington, DC, and Credit Suisse and JP Morgan in New York. Mr. Mehra earned a bachelors degree in engineering from the Indian Institute of Technology.  He also holds master of science and master of business administration degrees from the University of Massachusetts.

Robert S. Miller, 56, is Executive Vice President, Chief Marketing Officer.  Mr. Miller has led the company’s marketing efforts since joining the Bank in 2006.  He served as Senior Vice President, Marketing and Retail Banking from 2008 to 2010 and as Senior Vice President of Marketing from 2006 to 2008.   Prior to joining Middleburg Bank, Mr. Miller was Vice President, Marketing for NEW Customer Services Companies from 2001 to 2006, and Vice President, Marketing Communications for Teligent, Inc., from 1998 to 2001.  Mr. Miller holds a bachelor of arts degree from Texas Tech University.

Suzanne K. Withers, 62, Executive Vice President, Human Resources and Organizational Development, has served with the Company since 2004. From 2002 to 2004, Ms. Withers was a human resource independent contractor.  From 1998 to 2001, she was employed with ALCATEL (formerly Newbridge Networks, Inc.) in Chantilly, Virginia, as the Vice President, Human Resources.  From 1983 – 1998, Ms. Withers was employed with Freddie Mac in McLean, Virginia, as Director, Human Resources.  Ms. Withers holds a bachelor of science degree in sociology with a minor in psychology from Iowa State University and a master of education degree in personnel and guidance & counseling from Clemson University.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 22, 2013, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below (the “named executive officers”) and by all current directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in his or herself at once or at some future time.

	Common Stock that	Shares of Common
	May Be Acquired	Stock Beneficially
	Within 60 days of	Owned as of		Percent of
Name	March 22, 2013	March 22, 2013 (1)		Class (%)(2)

Howard M. Armfield	-	49,145	(3)	*
Henry F. Atherton, III	-	2,100		*
Joseph L. Boling	-	22,416	(4)	*
Childs F. Burden	-	23,120		*
Jeffery H. Culver	5,573	55,441	(4)	*
J. Bradley Davis	-	9,188		*
Alexander G. Green, III	-	5,835		*
David L. Hartley	5,142	15,796	(4)	*
John C. Lee, IV	-	36,256		*
Gary D. LeClair	-	6,362	(5)	*
Rajesh Mehra	5,000	19,650	(4)	*
Keith W. Meurlin	-	1,706		*
Robert S. Miller	4,921	15,771	(4)	*
Janet A. Neuharth	-	2,400	(6)	*
John M. Rust	-	12,396	(7)	*
Gary R. Shook	10,209	43,714	(4)	*

Current directors and executive
officers as a group (20 persons)	48,007	379,918		5.34%

*           Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
(1)	Includes shares of MFC common stock that could be acquired through the exercise of stock options within 60 days after March 22, 2013.
(2)	Based on 7,052,554 shares outstanding as of March 22, 2013.
(3)	Includes 48,745 shares held in revocable trusts in which Mr. and Mrs. Armfield are trustees.
(4)
Includes shares of unvested restricted stock with voting and dividend rights as follows:  Mr. Boling 475 shares; Mr. Culver 20,800 shares; Mr. Hartley 8,685 shares, Mr. Mehra 12,287 shares; Mr. Miller 7,711; and Mr. Shook 26,709 shares.

(5)	Includes 5,412 shares owned jointly with Mr. LeClair’s wife.
(6)	Includes 1,000 shares held in trusts for Ms. Neuharth’s children.
(7)	Includes 11,696 held in a trust in which Mr. Rust is trustee.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of March 22, 2013, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns, to the Company’s knowledge, more than 5% of the outstanding shares of Common Stock.

	Amount and Nature
Name and Address	Of Beneficial Ownership	Percent of Class (1)

David L. Sokol (2)	1,732,388	24.56%
P.O. Box 2080
Wilson, WY 83014

(1)	Based on 7,052,554 shares outstanding as of March 22, 2013.

(2)
According to the most current information available to the Company as of February 22, 2013, David L. Sokol, through certain investment accounts, reported that he has sole voting and dispositive power over 1,732,388 shares of our common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed, the Company believes that, during 2012, all directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock have filed with the SEC on a timely basis all reports required to be filed under Section 16(a), except as follows: Mr. LeClair—10 late reports reporting 11 transactions; Mr. Lee—one late report reporting one transaction; Mr. Mehra—two late reports reporting two transactions; Mr. Boling—one late report reporting two transactions; Mr. Armfield—one late report reporting three transactions; Mr. Burden—one late report reporting one transaction; Mr. Davis—one late report reporting one transaction; Mr. Green—one late report reporting one transaction; Mr. Meurlin—one late report reporting one transaction; Ms. Neuharth—one late report reporting three transactions; Mr. Shook—two late reports reporting six transactions; Mr. Culver—one late report reporting one transaction; Mr. Rust—three late reports reporting four transactions; Mr. Hartley—three late reports reporting three transactions; and Mr. Atherton—two late reports reporting three transactions.

CORPORATE GOVERNANCE AND
THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws, as amended.  Members of the Board are kept informed of the Company’s business through discussions with the Chief Executive Officer and President and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following 10 individuals of its total 12 members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): Ms. Neuharth and Messrs. Armfield, Atherton, Burden, Davis, Green, LeClair, Lee, Meurlin and Rust.  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary bank conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

In addition to the transactions disclosed under “Certain Relationships and Related Transactions,” the Board of Directors considered the following relationships between the Company and certain of its directors to determine whether such director was independent under NASDAQ’s listing standards:

•
The Bank procures human resources advisory services from LeClairRyan, a legal firm in Richmond, Virginia.  Gary LeClair is one of the founders and Chairman of this law firm.  The fees paid by the Bank in 2012 to LeClairRyan were $646.

•
The Bank procures insurance services from Armfield, Harrison & Thomas, Inc., an independent insurance company in Leesburg, Virginia.  Mr. Armfield is one of the founders and is retired from this company.  Mr. Green is President and Chief Executive Officer.  The fees paid by the Bank in 2012 to Armfield, Harrison & Thomas were $500.

Leadership Structure

In 2010, we changed our senior leadership structure as it relates to Board and Company leadership.  Joseph L. Boling, who had served as Chief Executive Officer and Chairman of the Board of Directors since 1997, retired from his position as Chief Executive Officer of the Company but remains as Chairman of the Board.  The Company appointed Gary R. Shook as Chief Executive Officer in addition to his duties as President and director of the Company.  This change in our Board and Company leadership reflected the implementation of our plan of leadership and management succession as well as the retention of key talent at the Board level.  Mr. Boling continues to serve as Board Chairman in recognition of his long service, industry expertise, and intimate knowledge of our Company, our customers, and our shareholders.  This separation of Board Chairman and CEO roles is also commonly utilized by other public companies in the United States, and we believe that this leadership structure is highly effective for the company.

In addition to Mr. Boling and Mr. Shook, our board currently is comprised of 10 independent directors.  Our corporate governance guidelines require the election, by the independent directors, of an independent Lead Director to serve during any period when there is no independent Chairman of the Board.  Howard M. Armfield is the elected independent Lead Director.  The Board has 5 standing committees—Audit, Compensation, Investment, Nominating, and Governance.  Each of the Board committees is comprised solely of independent directors, with each of the committees having a separate chair.  Our corporate governance guidelines provide that our non-management directors will meet in executive session no less than once each year and that our independent Lead Director will preside at these sessions.  Our independent directors meet periodically outside of regularly scheduled Board meetings.  In addition, our independent Lead Director chairs meetings in the absence of our Chairman.

Risk Oversight

Under the Company’s Corporate Governance Guidelines, the Board is charged with providing oversight of the Company’s risk management processes.  The Audit Committee is primarily responsible for overseeing the risk management function at the Company on behalf of the Board.  In carrying out its responsibilities, the Audit Committee works closely with the Company’s Senior Vice President of Risk Management and other members of the Company’s enterprise risk management team.  The Audit Committee meets regularly with the Senior Vice President of Risk Management and other members of management and receives an overview of findings from various risk management initiatives including internal audits, Sarbanes Oxley and compliance reports.  The Audit Committee also receives updates between meetings from the Senior Vice President of Risk Management, the Chief Executive Officer, the Chief Financial Officer and other members of management relating to risk oversight matters.  The Audit Committee provides minutes of all meetings, including actions taken, to the full Board on a quarterly basis.  The Board also receives a report from our Senior Vice President of Risk Management on a quarterly basis.
We believe that our directors provide effective oversight of the risk management function, especially through the work of the Audit Committee and the dialogue between the full board and David Stalnaker, Senior Vice President of Risk Management.
In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility.  For example, the Compensation Committee considers the risks that may be implicated by our executive compensation programs.  For a discussion of the Compensation Committee’s review of the Company’s senior executive officer compensation plans, employee incentive compensation plans and the risks associated with these plans, see “Compensation Policy and Practices Review” on page 17 of this Proxy Statement.

Code of Ethics

The Executive Committee of the Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and all employees of the Company and its subsidiaries, and an addendum to the Code of Ethics applicable to all of the Company’s executive officers including the Chief Executive Officer, Chief Financial Officer and other principal financial and accounting officers.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  The Code of Ethics is available at www.middleburgbank.com, and requests for a copy of the Company’s Code of Ethics may be sent to ir@middleburgbank.com.

Board and Committee Meeting Attendance

There were 15 meetings of the Board of Directors in 2012.  Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2012.

Committees of the Board

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function.  During 2012, the Company outsourced the majority of its internal audit function to an independent public accounting firm that specializes in financial institutions.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of both the Company’s Risk Management Officer and the independent auditor engaged for the purpose of preparing and issuing an audit report and performing other audit, review or attestation services for the Company.  The Board of Directors has adopted a written charter for the Audit Committee.  In addition, the Audit Committee is primarily responsible for overseeing the Company’s risk management.  Requests for a copy of the Company’s Audit Committee Charter may be sent to ir@middleburgbank.com, and it is also available on the Company’s website at www.middleburgbank.com.

The members of the Audit Committee are Ms. Neuharth and Messrs. Armfield, Atherton, Davis and LeClair, all of whom the Board in its business judgment has determined are independent as defined by NASDAQ listing standards and SEC regulations.  The Board of Directors has also determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Armfield qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee met five times in 2012.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 47 of this Proxy Statement.

Compensation Committee

The Compensation Committee reviews the CEO’s performance, including the results of CEO performance review questionnaires completed by all individual outside directors, sets CEO compensation, and reviews and sets guidelines for compensation of the other executive officers.  In carrying out its responsibilities, the Compensation Committee annually reviews the recommendations made by the Chairman for the compensation of the CEO as well as recommendations made by the CEO for the compensation of other senior executive officers, and thereby establishes the compensation of the Company’s executive officers.  The Compensation Committee may annually approve, with assistance from an independent consultant, the issuance of stock grants and other compensation related matters.

The members of the Compensation Committee are Messrs. Armfield, Burden, Green, Lee and Rust.  The Board of Directors in its business judgment has determined that all members are independent as defined by the NASDAQ listing standards.  The Compensation Committee met four times in 2012.  For additional information regarding the Compensation Committee, see “Executive Compensation” on page 18 of this Proxy Statement.  Requests for a copy of the Company’s Compensation Committee Charter may be sent to ir@middleburgbank.com, and it is also available on the Company’s website at www.middleburgbank.com.

Governance Committee

The Governance Committee consists of Messrs. Armfield, Boling, Burden, Green and Lee.  The Governance Committee is called, as necessary, to consider any matters that arise between regularly scheduled Board of Directors’ meetings that require a quorum of the Board members, but when the Company’s full Board of Directors is unable to meet.  The Governance Committee met one time in 2012.

Investment Committee

The Investment Committee consists of Messrs. Boling, Burden, Meurlin, Rust and Shook.  The Investment Committee meets with management to review the Company’s investment strategy.  The Investment Committee met four times in 2012.

Nominating Committee

The Nominating Committee consists of Ms. Neuharth and Messrs. Armfield, Atherton, Green, Lee and Meurlin.  The Board of Directors in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards.  The Nominating Committee nominates the individuals proposed for election as directors in accordance with the Company’s Articles of Incorporation and Bylaws.  The Nominating Committee does not have a charter.  The Nominating Committee met one time in 2012.

In identifying potential nominees, the Nominating Committee takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent directors and the need for specialized expertise.  The Nominating Committee considers candidates for Board membership suggested by Board members and by management.  The Nominating Committee will also consider candidates suggested informally by a shareholder of the Company.

The Nominating Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of the Company;
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•
The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the diversity of talent, skill and expertise appropriate for the Board of Directors; and
•	The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Nominating Committee in connection with an annual meeting if the Company receives timely written notice, in proper form, for each such recommended director nominee.  If the notice is not timely and in proper form, the nominee will not be considered by the Company.  To be timely for the 2014 annual meeting, the notice must be received within the time frame set forth in

“Proposals for 2014 Annual Meeting of Shareholders” on page 49 of this Proxy Statement.  To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Section 2.5 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Middleburg Financial Corporation, 111 West Washington Street, Middleburg, Virginia, 20117.

Under the current process for selecting new Board candidates, the Chairman, the Nominating Committee or other Board members identify the need to add a new Board member with specific qualifications or to fill a vacancy on the Board.  The Chairman of the Nominating Committee will initiate a search, working with staff support and seeking input from Board members and senior management, hiring a search firm, if necessary, and considering any candidates suggested informally or recommended by shareholders.  An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the Board may be presented to the Nominating Committee.  A determination is made as to whether the Nominating Committee members or Board members have relationships with preferred candidates and can initiate contacts.  The Chairman and at least one member of the Nominating Committee interview prospective candidates.  The Nominating Committee meets to conduct additional interviews of prospective candidates, if necessary, and to consider and recommend final candidates for approval by the full Board of Directors.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  Eleven of twelve members of the Board of Directors attended the 2012 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o Middleburg Financial Corporation, 111 West Washington Street, Middleburg, Virginia, 20117.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company.  The Company promptly forwards, without screening, all such correspondence to the indicated directors.

Director Compensation

As compensation for his or her service to the Company, each member of the Board of Directors, other than the Board Chairman, receives a fee of $1,000 for each meeting of the Board, $500 for each audit and compensation committee meeting and $400 for other board committee meetings attended.  In addition, each member of the Board of Directors receives a stock retainer of 400 shares per year, with a one-year vesting period.  The chairman of the Audit Committee receives an annual retainer of $4,000, and the chairman of the Compensation Committees receives an annual retainer of $3,000.

Joseph L. Boling serves as Chairman of the Board of the Company.  On July 18, 2011, the Company entered into an agreement with Mr. Boling which set his compensation for the period May 1, 2011 through April 30, 2013.  This agreement provided for annual cash compensation as Chairman of $45,250 and provided Mr. Boling with annual cash compensation of $32,000 for providing services in certain other advisory and representative roles for the Company.  In addition, Mr. Boling received a grant of restricted shares of stock equal to $8,000 divided by the closing price of the Company’s stock on May 1, 2012.  The grant has a one-year vesting period and requires continuous service through the vesting period in order to vest and become transferable.

The following table shows the compensation earned by each of the nonemployee directors during 2012:

	Fees Earned or	Stock	All Other
	Paid in Cash	Awards(1)	Compensation(2)	Total
Name	($)	($)	($)	($)

Howard M. Armfield	20,800	6,744	--	27,544
				-
Henry F. Atherton, III	22,550	6,744	--	29,294
				-
Joseph L. Boling	43,000	8,008	33,960	84,968
				-
Childs F. Burden	26,800	6,744	--	33,544
				-
J. Bradley Davis	17,500	6,744	--	24,244
				-
Alexander G. Green, III	14,200	6,744	--	20,944
				-
Gary D. LeClair	14,200	6,744	--	20,944
				-
John C. Lee, IV	12,650	6,744	--	19,394
				-
Keith W. Meurlin	22,300	6,744	--	29,044
				-
Janet A. Neuharth	22,950	6,744	--	29,694
				-
John M. Rust	14,400	6,744	--	21,144

(1)
This amount reflects the grant date fair value ($16.86 per share) computed in accordance with FASB ASC topic 718 for 475 shares of restricted stock granted to Mr. Boling and 400 shares of restricted stock granted to each of the other members of the Board on May 2, 2012.  For information on the model and assumptions used to calculate the Company’s share-based compensation expense, see Note 8 to the audited consolidated financial statements in our 2012 Form 10-K.

(2)	For Mr. Boling, the amount shown in this column is comprised of $32,000 for advisory and representative services and $1,960 for club dues paid by the Company.

Compensation Policy and Practices Review

On an annual basis the Company  reviews its compensation policies and practices to identify any risks arising from these policies or practices that are “reasonably likely to have a material adverse affect” on the Company.  This review covers senior executive officers as well as all employees.  While we do not believe such risks are reasonably likely to have a material adverse effect, we believe it is in the best interest of effective communication to our shareholders to explain the process and results of our review.

During 2012, the Compensation Committee conducted a review of its compensation policies and practices, incorporating guidelines on sound compensation principles established by the Federal Reserve and jointly supported by the FDIC and the OCC.  The Committee reviewed an extensive report prepared by the Company’s senior risk officer and utilized the assistance of the Company’s independent compensation advisor.  We reviewed each plan’s stated objective and purpose, categories of participants, the manner in which accountability is assigned for the administration of each plan, performance measures used and the process for determining and verifying results, and the range of potential payouts.  In addition, our advisor reviewed the competitiveness and mix of compensation elements comprising our total executive compensation package.

As a result of our review, we find that the Company’s compensation policies, plans and practices do not encourage unnecessary or unreasonable risk-taking and do not give rise to risks that are reasonably likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this proxy statement and discussed it with the Company’s management. Based on this review and discussion, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K for the year ended December 31, 2012  and this Proxy Statement.

Compensation Committee
Childs F. Burden, Chairman
Howard M. Armfield
John C. Lee, IV
Alexander G. Green III
John M. Rust

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer or employee of the company or any of our subsidiaries.  In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Update On Advisory Vote On Executive Compensation

In 2010, Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, usually referred to as the Dodd-Frank Act.  Among the provisions of the act is the opportunity for our shareholders to vote their approval, on a non-binding basis, of the compensation of our executives that we describe in our proxy statement, including the Compensation Discussion & Analysis (“CD&A), compensation tables and narrative discussion.

As discussed in this proxy statement, our Compensation Committee, comprised of independent directors, is accountable for establishing our compensation philosophy, determining the key elements that comprise the overall compensation program, approving plans, monitoring performance, and determining pay actions including salary adjustments, incentive awards, and equity grants.  The Committee uses the services of an independent compensation consultant that receives direction from and reports directly to the Committee.  The Committee meets frequently throughout the year with its advisor and, periodically, without executive management present.

In 2011, our shareholders voted their approval of the compensation of our executives as described in the Compensation Discussion & Analysis section and accompanying tables in the proxy statement for the 2011 Annual Meeting of Shareholders. Of note is that over 95% of all votes cast were for approval.  The Compensation Committee appreciates this very strong show of shareholder support for our compensation philosophy, plans and practices and strives to continue its work consistent with this support.

Also in 2011, our shareholders voted on the frequency with which their advisory vote should be held in the future.  Options available to shareholders were to conduct voting annually, every two years, or every three years.  Consistent with shareholder voting in 2011, we will follow a three-year cycle and conduct the next advisory vote on executive compensation in 2014.

Compensation Discussion and Analysis

General

The Compensation Committee (the “Committee”) of the Board of Directors, which is composed of five independent directors of the Company, is responsible for the development, oversight and implementation of the Company’s compensation program for executive officers, including the executive officers named in the Summary Compensation Table.  The Committee consists entirely of non-employee, independent members of our Board of Directors and operates under a written charter approved by the Board of Directors.

The Company’s executive compensation program is designed to provide levels of compensation that are reflective of both the individual’s and the Company’s performance in achieving its goals and objectives.  The Compensation Committee seeks to provide a mix of annual and long-term compensation that will align the short-term and long-term interests of the Company’s executive officers with those of its shareholders.

During 2012, the Committee engaged Matthews, Young – Management Consulting to act as consultant and independent advisor to the Committee.  This advisor has provided ongoing assistance to the Committee since the fourth quarter of 2008.  The consultant assisted the Committee in reviewing compensation strategy, selecting and reviewing compensation and performance data for a peer group of comparable, community financial institutions, conducting assessments of compensation policy, plans, and practices to address  reporting requirements and Federal Reserve joint guidelines on effective incentive compensation, assisting with long term incentive grant determinations, assisting with risk assessment of compensation, assisting with the review of outside  Director compensation, and providing periodic updates on regulatory and reporting requirement changes related to compensation.  In the capacity as advisor to the Compensation Committee, the consultant worked directly for the Committee and periodically met with Committee members without the presence of Company management.

In retaining the consultant as the Committee’s advisor, the Committee reviewed the factors described in the Dodd-Frank Act necessary for evaluating the consultant’s independence status.  These factors, and the Committee’s review, are as follows:

•	Review of services provided to the Company, determining that all consulting services were provided directly to the Committee or with the Committee’s advance review and approval;
•	Review and determination that the consultant’s total fees for services to the Company were not a material percentage of Matthews, Young’s total consulting revenues.
•	Discussion of the policies and procedures employed by Matthews, Young to prevent conflicts of interest;
•	Determination that the consultant has no business or personal relationship with any member of the Committee;
•	Determination that the consultant owns no common stock in the Company; and
•	Determination that the consultant has no business or personal relationship with any member of executive management.

In carrying out its responsibilities and objectives, the Compensation Committee annually reviews the Chief Executive Officer’s performance and compensation, with input from the Chairman.  The Committee also reviews and approves recommendations made by the Chief Executive Officer for the compensation of the CFO, COO and other executive officers and thereby establishes the compensation of these executive officers. The Chairman, Chief Executive Officer, and the members of the Compensation Committee are provided peer group compensation data for consideration and review when determining executive compensation levels. Additionally, the Committee may confer independently with its consultant prior to accepting management recommendations.

In 2012, the Compensation Committee established executive base salaries and determined annual cash bonuses/incentives and long-term incentives in the form of restricted stock.

Additional information on the Compensation Committee’s processes and procedures for the consideration and determination of executive and director compensation is included under the caption “Corporate Governance and the Board of Directors – Committees of the Board – Compensation Committee.”

Objectives of Our Compensation Program

The primary objective of our executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote our growth and profitability and advance the interests of our shareholders.  Additional objectives of our executive compensation program are the following:

•	Support our business strategy and business plan with clearly communicated expectations for executive officers related to our common goals.
•	Align executive pay with shareholders’ interests.
•	Recognize individual initiative and achievements.

The Compensation Committee will continue to be guided by the following key principles:

•
Balancing Shareholder and Executive Interests – We balance our goal of using compensation as a key tool in attracting and retaining highly skilled and motivated executives with our commitment to using compensation to support our business strategy, align executive pay with shareholder interests, and recognize initiative and performance.

•
Competitiveness and Reasonableness – We target compensation to be competitive with our peer organizations while reflecting the skill set, track record, and performance of our executives.  We evaluate our actual compensation levels to ensure reasonableness (comparable pay for comparable performance, benchmarking against financial institutions of similar size, complexity, and geographic location).

•
Balancing Pay-for-Performance with Safety and Soundness – A significant portion of executive pay is tied to annual and long-term performance of the Company as well as individual job performance.  Annual cash incentives and equity grants are truly at-risk and are only earned through performance.  However, we carefully monitor and assess our incentive plans to ensure that they do not encourage unnecessary risk-taking.  Also, we include objectives related to asset and credit quality to emphasize the importance of operating the Company in a safe and sound manner.

•
Executive Investment in the Company – We link the interests of our key executives to the Company and our shareholders through two vehicles:  employment agreements that spell out the Company’s expectations; and the use of equity compensation that encourages executives to think like shareholders because a material part of their pay depends on creating durable value for our shareholders.

Executive Compensation Philosophy

Our executive compensation program consists of base salaries, annual cash bonus and incentives, and long-term equity incentives in the form of stock-based awards. These components of executive compensation are used together to strike an appropriate balance between cash and stock compensation and between short-term and long-term incentives.  We have determined that the targeted mix of cash and equity-based pay for executive team will be generally weighted 65% for base salary, 20% for annual incentives and 15% for long term equity-based incentives (when considered over a multi-year period).  The Compensation Committee believes this compensation mix to be both appropriate to meet the Company’s executive compensation philosophy and competitive from a peer group standpoint.

We expect a reasonable and competitive portion of an executive officer’s total compensation to be at risk, tied both to our annual and long-term performance as well as to the creation of shareholder value. In particular, we believe that short-term annual cash incentive compensation should be tied directly to both corporate performance and individual performance for the fiscal year that support the Company’s long term success and creation of shareholder value.  Performance measures also include the achievement of identified goals as they pertain to the areas of our operations for which the executive officer is personally responsible and accountable.  In coordination with our annual cash incentive plan, we believe that the value of long-term incentive compensation should be tied directly to future service, long-term corporate performance and an increase in shareholder value.

We differentiate compensation among executive officers based on the philosophy that total compensation should increase with an executive officer’s position and responsibility and that a greater percentage of total compensation should be tied to corporate and individual performance, and therefore at risk, as position and responsibility increase.  Thus, executive officers with greater roles and responsibilities associated with achieving our performance targets should bear a greater proportion of the risk that those goals are not achieved and should receive a greater proportion of the reward if our performance targets are met or surpassed.  In addition, as an executive officer’s position and responsibility increases, the use of long-term incentive compensation should increase where our executive officers have the greatest influence on our strategic performance over time.

We currently have no executive stock ownership guidelines, but do monitor the overall level of executive stock ownership as well as the level of outstanding and unvested or unearned stock grants.  In addition, we maintain an incentive claw back policy which requires that senior executive officers repay incentive payments and awards, whether in cash or stock, if based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria.

Basis for Executive Pay Levels

The Compensation Committee generally meets at least quarterly to review our executive compensation program and its elements. At meetings, it also reviews peer group data provided by our executive compensation consultant.

In determining the compensation of our executive officers, the Committee evaluates total overall compensation, including benefits, as well as the mix of salary, cash bonuses and incentives, and equity incentives, using a number of factors including the following:

•	Our financial and operating performance, measured by attainment of specific strategic objectives and operating results.
•
The Chief Executive Officer’s review of the duties, responsibilities and performance of each executive officer. These include the achievement of identified goals for the year as they pertain to the areas of our operations for which the executive is personally responsible and accountable.

•	Historical cash and equity compensation levels.
•	Comparative industry market data to assess compensation competitiveness.

With respect to comparative industry data, the Compensation Committee reviews executive salaries and evaluates compensation structures and the financial performance of comparable companies in a designated peer group established by the Compensation Committee, with assistance from its executive compensation consultant. The peer group used for comparison purposes focuses principally on public companies in the banking industry that are similar to us in size and complexity, considering multiple factors including size of balance sheet, workforce, and branch network, business structure, market areas served, market capitalization, and other factors.

In 2012, the Compensation Committee worked with its independent consultant to review the existing peer group against which to compare the Company.  The criteria used in selecting and evaluating the suitability of peer organizations focused on SEC reporting community banking institutions of comparable size and located in Virginia and surrounding states.  For 2012, ten peers were removed due to being acquired or merged with another institution, change to non-reporting status with the SEC, institution failure, or evaluation that an institution’s weakened financial state raised concern about its viability as a going concern (e.g., material loss, low capitalization, or concern with asset quality).  In addition, NewBridge Bancorp (NC) was added. The independent consultant compiled compensation data from proxy statements of the peer group and from market survey data contained in published surveys.  The Compensation Committee used both sources of information when considering 2012 levels of base salary and total compensation for executive officers.

Members of our peer group include:

Access National Corp - Reston, VA	Monarch Financial Holdings – Chesapeake, VA
Alliance Bankshares Corp – Chantilly, VA	NewBridge Bancorp – Lexington, NC
American National Bankshares, - Danville, VA	Old Point Financial Corp – Hampton, VA
BNC Bancorp – High Point, NC	Peoples Bancorp of North Carolina – Newton, NC
C&F Financial Corp – West Point, VA	Porter Bancorp – Louisville, KY
Cardinal Financial Corp – McLean, VA	SY Bancorp – Louisville, KY
Eagle Bancorp – Bethesda, MD	Shore Bancshares – Easton, MD
Eagle Financial Services – Berryville, VA	Southern Community Fin Corp – Winston-Salem, NC (1)
Eastern Virginia Bankshares – Tappahannock, VA	Tri-County Financial Corp – Waldorf, MD
ECB Bancorp – Engelhard, NC	Valley Financial Corp – Roanoke, VA
Fauquier Bankshares – Warrenton, VA	Virginia Commerce Bancorp – Arlington, VA
First South Bancorp – Washington, NC

(1)	Acquired in October 2012

Components of Executive Compensation

The elements of the 2012 executive compensation program included base annual salary, short-term incentive compensation under our Management Incentive Plan, and long-term incentives using stock-based awards under our 2006 Equity Compensation Plan.

We provide certain retirement benefits through supplemental executive retirement plans, our 401(k) savings plan, and our Money Purchase Pension Plan.  We also provide health and welfare benefits that include participation in our health, dental and vision plans and various insurance plans, including disability and life insurance.

Each of the three principal components of executive compensation is designed to reward and provide incentives to executive officers consistent with our overall policies and principles on executive compensation.  These components and the rationale and methodology for each are described below. Specific information on the amounts and types of compensation earned by the named executive officers during 2012 can be found in the Summary Compensation Table and other tables and narrative disclosures following this discussion.

Base Salary

Our base salary philosophy is to provide reasonable current income to our named executive officers in amounts that will attract and retain individuals with a broad, proven track record of performance.

The Compensation Committee establishes annual salary ranges for each executive officer position.  In establishing these ranges, the Compensation Committee balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control of salary and benefits expense.  As described above, the Compensation Committee also reviews peer group data, prepared by an independent consulting firm, of commercial banks that are similarly situated to us in terms of size, economic conditions and other factors.  Based upon the review of the peer group data provided and the Committee’s assessment of the CEO’s performance and track record, including a review of CEO performance review questionnaires prepared by each outside director, the Committee determines an appropriate salary level for the CEO.  Based upon the review of peer group salary data and his performance assessments, the CEO of the Company recommends base salaries for the COO, the CFO, the President of Middleburg Investment Group and the Chief Marketing Officer,  and reports salary changes for other executives to the Compensation Committee for review.

In reviewing the CEO’s compensation recommendations for 2012, the Compensation Committee considered our financial performance, achievements in implementing our long-term strategy, and the personal observations of the executive officers’ performance, other than the CEO, made by the members of the Compensation Committee.  The CEO recommended to the Compensation Committee increases in base salaries after considering the executives’ performance and the peer group salary and compensation data.  No particular weight was given to any particular aspects of the performance of the executive officers.

Mr. Shook, Mr. Culver, Mr. Mehra and Mr. Hartley are compensated pursuant to employment agreements, which are described under “Annual Compensation of Executive Officers” below.    Mr. Shook, Mr. Culver, Mr. Mehra, Mr. Hartley and Mr. Miller are eligible for base salary increases, bonuses and incentives as the Compensation Committee may determine.

In making this determination for the CEO for 2012, the Compensation Committee evaluated the performance of the CEO based on our financial performance, achievements in implementing the Bank’s long-term strategy, and the independent review of the performance of the CEO by the members of the Board of Directors.  As with executive officers generally, the Compensation Committee also considered a salary range evaluation of an independent consulting firm.   In 2012, the Compensation Committee adjusted the base salaries of the named executive officers to a level targeted to be competitive with the 50th percentile of our peer group.

The annual base salaries for our named executive officers for 2012 and the percentage change from 2011 are as follows:

Name and Position	2012 Annual Salary	Percent Change From 2011
Gary R. Shook President	$360,500	3.00%
Jeffrey H. Culver EVP, Chief Operating Officer	$235,000	8.30%
Rajesh Mehra, EVP, Chief Financial Officer	$210,000	4.48%
David L. Hartley, EVP, President Middleburg Investment Group	$198,000	7.03%
Robert S. Miller, EVP, Chief Marketing Officer	$193,000	6.06%

Annual Incentives

In 2012, the Compensation Committee approved performance metrics under our Management Incentive Plan (MIP), which sets the target level of executive cash incentives at 20% of base salary at December 31, 2012.   Each of the named executive officers participates in the Management Incentive Plan.

Executive officers currently have the opportunity to earn an annual incentive award up to a predetermined percentage of total compensation based on achievement of company operating or consolidated performance goals. In addition to promoting the achievement of corporate performance goals, the incentive awards are designed to align the interests of executive management into a common objective.

In 2012 the Management Incentive Plan was designed to provide incentives that would be reasonable in relation to the payment of base salaries and overall compensation to executive officers, to be competitive with market and peer group incentive practices, and to provide executive officers the opportunity to earn above-target incentives for above-target performance. Consistent with the design goals of our Management Incentive Plan, the Compensation Committee determined that 2012 incentive opportunities for the named executive officers should be targeted at approximately 20% of base salary, the same target level used for 2011.  The incentive payout scale, depending on actual results versus target is shown in the following table, extracted from our 2012 Management Incentive Plan.

Award Leverage Schedule:  Proxy Executives

Percent of all Corporate Measures of Performance	Percent of Base Salary
120%	30% of base
110%	25%
100%	20%
90%	10%
<90%	0
Note:  Awards are interpolated between performance levels shown above.

As shown in the table above, awards are increased when performance exceeds performance targets, and awards are decreased when performance falls below performance targets.  Results that fall below a pre-set threshold result in no incentives being awarded.  Ultimately, all incentive awards under the 2012 Management Incentive Plan are at the discretion of the Compensation Committee.  Based on discussion with executive management, the Compensation Committee approved the plan performance objectives and the award formula or matrix by which all awards under the 2012 Management Incentive Plan were calculated.    Performance measures were selected based on our most important priorities for 2012.  The Committee approved a weight for each performance measure to indicate its relative importance and the percent of overall incentives that could be earned for that particular performance measure.  The following table identifies the performance measured used and their assigned weights.

Award Percentages and Performance Measure Weightings

Participant	MFC Net Income		MFC ROAA		MFC ROAE		MFC Efficiency Ratio		Individual Goals
CEO & President	25%	+	25%	+	25%	+	25%	+	-
EVP, CFO	24%	+	22%	+	22%	+	22%	+	10%
EVP, COO	24%	+	22%	+	22%	+	22%	+	10%
President, MIG	24%	+	22%	+	22%	+	22%	+	10%
EVP, Chief Marketing Officer	24%		22%		22%		22%		10%

As shown above, the financial and operating targets approved by the Compensation Committee for the 2012 Management Incentive Plan were net income, return on average equity (ROAE), return on average assets (ROAA), efficiency ratio (ER), and individual operating goals for each executive. An additional objective related to Asset Quality was also included for all participants. For 2012, we defined asset quality as non-performing assets as a percent of total assets, where non-performing assets equals the sum of Other Real Estate Owned (OREO), non-accruals and loans in excess of 90 days past due and still accruing.  This asset quality performance measure can increase, keep intact or decrease the total amount of the incentive award achieved.  More specifically, the asset quality performance measure is structured such that incentive earnings from other objectives are reduced if non-performing assets are greater than the pre-set level or range.  Because increases to loan loss reserves also reduce earnings on Net Income, ROAA and ROAE objectives, asset quality has the potential to further reduce incentives through these metrics as well, and thus reinforce its importance to the Company.  The Asset Quality performance range was as follows:

Non-Performing Assets %	Impact on Incentives
> 2.5%	-15%
.5 to 2.5%	0
< .5%	15%

For 2012, the Committee approved the following target performance levels: Net Income of $6,151,343, Efficiency Ratio of 76.2%, ROAA of 0.52%, and ROAE of 5.74%.

For 2012, the Company’s actual results were as follows:  Net Income of $6,486,231, Efficiency Ratio of 73.86%, ROAA of 0.54%, and ROAE of 5.86%.  Actual results for all four objectives were 102% of target or higher.

Actual non-performing assets as a percent of total assets was 4.00%.  As a result, 15% was subtracted from the total incentives earned.

Based on the Committee’s review of these results, the Committee authorized an incentive award to Mr. Shook of 18.49% of salary.  Incentive awards to Messrs. Culver, Mehra, Hartley, and Antrim averaged 18.35% of their respective salaries.

The Compensation Committee may also consider the award of individual bonus amounts to executive officers outside of the Management Incentive Plan.  The Compensation Committee considers but is not bound by the recommendations of the Chief Executive Officer with respect to the payment or amounts of bonuses to Executive Officers.  For 2012, the Compensation Committee awarded no individual bonuses outside of the Management Incentive Plan.

Long-Term Equity Incentives

In determining the amount of stock awards, the Compensation Committee considered our compensation philosophy, the equity compensation practices of our peer group, and the availability of shares in our equity plan reserve.  Based on these considerations, the Compensation Committee determined that the 2012 stock awards to executive officers would be in the form of restricted stock.  These awards require that recipients meet a combination of performance and service requirements in order for shares to vest.

In order to vest 100% of the shares granted, the Company must achieve an average Return on Average Assets (ROAA) ranking in the top 50% of our peer group for the six-year period beginning January 1, 2013 and ending December 31, 2018.  In addition, recipients must remain employed by the Company through the end of the full six-year period.

A portion of the granted shares may be vested prior to the end of the six-year period, but no shares may be vested prior to December 31, 2015.  If the ROAA performance requirement and service requirement are both met for any of the following periods, a portion of granted shares may be vested at the end of a period as follows:

• 2013 – 2015: 25%
• 2014 – 2016: 25%
• 2013 – 2016: 50% minus any shares already vested
• 2015 – 2017: 25%
• 2013 – 2017: 75% minus any shares already vested
• 2016 – 2018: 25%
• 2013 – 2018: 100% minus any shares already vested

At the end of the six-year period, one-half of any shares that did not vest for meeting the performance  requirements are forfeited.  Remaining shares may be vested provided that a grant recipient fulfilled the requirement to be employed by the Company for the entire six-year period.

 The following awards were made to the named executive officers:

Mr. Shook	10,000 shares
Mr. Culver	8,000 shares
Mr. Mehra	5,000 shares
Mr. Hartley	3,000 shares
Mr. Miller	2,000 shares

These shares are the maximum number of shares that a recipient may earn, and require achieving both the six-year performance and service requirements described above.

Timing of Long-Term Incentive Awards

Our normal practice with respect to the timing of long-term incentive awards is to grant stock-based awards to executive officers once each year, usually during the first quarter. On May 1, 2012, the Company granted restricted stock awards to seventeen executives and officers of the Company.

We are aware that the release of some information, including information related to our financial results, may have an impact on the market price of our common stock.  However, our granting of performance and service-vested restricted stock is not directly impacted by our stock price on the grant date.  Rather, the incentive value to executives and officers that receive grants is determined by the number of shares they ultimately earn and the price of the stock when such shares vest and are transferred.  Furthermore, we believe that a consistent application of our stock awarding practices from year to year is vital and that the restricted stock awarded by the Compensation Committee represents an effective incentive for management to create long-term shareholder value.

Retirement, Deferred Compensation, Pension Plans and Life Insurance

We believe that non-qualified deferred compensation plays an important role in retaining key executives, as well as helping them provide for retirement.  The Committee retained an independent consultant to analyze the total retirement benefits provided by us and Social Security to executives with various amounts of compensation and years of service so that the Committee could determine appropriate non-qualified deferred compensation levels.

Because of limits under our qualified retirement plans on the amount of deferrals that executives can make, and on the amount of defined benefits they can receive, several of our executives can expect to have a lower level of compensation replaced or a lower retirement replacement ratio than that targeted for all other employees. Consequently, as a matter of “pension equity”, the Company has adopted several non-qualified deferred compensation plans.  The Compensation Committee oversees these plans and the Compensation Committee considers these plans when reviewing an executive’s total annual compensation and determining the annual and long-term compensation components described above.  These plans are described below.

    Money Purchase Pension Plan (MPPP)

The Middleburg Financial Corporation Defined Benefit Pension Plan was replaced by a Money Purchase Pension Plan put into effect on January 1, 2010.  Employees who have attained age 21 and completed one year of service are eligible to participate in the plan as of the first day of the month following the completion of such eligibility provisions.  Employees earn a year of service if they complete 1,000 hours of service in a plan year.  Service with Middleburg Financial Corporation and its subsidiaries prior to the effective date of the Plan counts toward a participant’s initial eligibility to participate in the Plan.

Each year, a participant receives an allocation of an employer contribution equal to 6.75% of total compensation (up to the statutory maximum) plus an additional contribution of 2.75% of compensation in excess of the Social Security taxable wage base (up to the statutory maximum).  To receive an allocation, the participant must complete 1,000 hours of service in the plan year and be employed on the last day of the plan year, or die, retire, or become disabled during the plan year.

A participant becomes vested in his employer contributions according to a schedule which allows for graduated vesting and full vesting after five years of service. Service with Middleburg Financial Corporation and its subsidiaries prior to the effective date of the Plan count toward a participant’s vested percentage.

Assets are held in a pooled investment account and managed by Middleburg Trust Company.  Distributions are made upon termination of employment, death or disability.  The automatic form of benefit is a joint and 50% survivor annuity for married participants and single life annuity for single participants.  Participants may elect, with spousal consent, payment in a lump sum.  Annuity payments will be provided through an annuity contract purchased from a life insurance company.

The Plan is administered by the Benefits Committee.  The Plan may be amended from time to time by the Board or its delegate.  The Plan may be terminated by the Board at any time for any reason.

401(k) Savings Plan

The Company has a 401(k) Savings Plan available to all eligible employees. The plan’s primary purpose is to allow employees to save for retirement on a pre-tax basis.  The plan provides for matching contributions by the Company equal to 50% of the first six percent of salary reduction contributions made by the employee.

The 401(k) savings plan was adopted to provide assistance to our employees with meeting their personal post-retirement income requirements.

Supplemental Executive Retirement Plans

The Company has a Supplemental Executive Retirement Plan (“SERP”), in which Mr. Shook, Mr. Culver, Mr. Mehra and Mr. Hartley participate.  The SERP is a defined contribution plan.  Each year, we credit to their individual accounts an amount equal to a specified percentage of each participant’s annual base compensation, including any pre-tax deferrals of base compensation.  The specified percentage for each participant varies depending on individual circumstances (e.g., age, years of service until retirement).  Benefits will ultimately be a function of amounts credited to the account.

The SERP is unfunded for tax purposes; the participants are general unsecured creditors of the Bank in the amount of their promised benefits or balances.

Split Dollar Life Insurance Plans

Mr. Shook, Mr. Culver, Mehra and Mr. Hartley participate in a Split Dollar Life Insurance Plan.  In the event Mr. Shook, Mr. Mehra, Mr. Culver, or Mr. Hartley was to die while employed by the Company, each executive’s named beneficiary would receive a death benefit of three times annual compensation.  Death benefit obligations under the Plan are supported by life insurance policies insuring the participants and owned by the Company.  No benefit is paid under the Plan for a death that occurs after termination of service from the Company.

The Split Dollar Life Insurance Plans were adopted to assist both the Company and the beneficiaries of the executives with any known and unknown financial obligations in the event of the executive’s death during employment with the Company.

Severance Payments

We have severance arrangements with the Mr. Shook, Chief Executive Officer and President, Mr. Culver, Chief Operating Officer, Mr. Mehra, Chief Financial Officer, and Mr. Hartley, President, Middleburg Investment Group, as stated in their employment agreements.

The Compensation Committee believes that the components, the rationale and the methodology of the executive compensation strategy provide each executive with a comprehensive compensation package that is competitive and ultimately rewarding for the executive, the Company and its shareholders. For more information see “Payment upon Termination or Change in Control” on page 39.

Annual Compensation of Executive Officers

In the following tables and discussion, we summarize the compensation earned during 2012 by persons serving as Chief Executive Officer, Chief Financial Officer and our three next most highly compensated executive officers with over $100,000 in total compensation for services rendered in all capacities during 2012, collectively referred to as the “named executive officers.”

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Options Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	Other Compensation(4) ($)	Total ($)

Gary R. Shook President & Chief Executive Officer	2012 2011 2010	360,500 350,000 311,400	168,600 225,900 80,370	-- -- --	66,656 57,260 --	-- -- 11,320	136,633 121,033 82,299	732,389 754,193 485,389
Jeffrey H. Culver EVP, Chief Operating Officer	2012 2011 2010	235,000 217,000 193,000	134,880 180,720 44,544	-- -- --	45,026 37,519 --	-- -- 5,300	41,865 36,009 22,033	456,771 471,248 264,877
Rajesh Mehra EVP, Chief Financial Officer	2012 2011 2010	210,000 201,000 190,000	84,300 97,890 43,848	-- -- --	38,535 33,034 --	-- -- --	57,641 56,190 34,579	390,476 388,114 268,427
David L. Hartley President, Middleburg Investment Group	2012 2011 2010	198,000 185,000 171,800	50,580 75,300 38,112	-- -- --	36,333 30,414 --	-- -- 15,930	52,815 48,456 4,021	337,728 339,170 229,863
Robert S. Miller EVP, Chief Marketing Officer	2012 2011 2010	193,000 181,975 176,908	33,720 75,300 19,808	-- -- --	35,416 30,250 --	-- -- 10,191	25,388 19,912 13,225	287,524 307,437 220,132

(1)
These amounts reflect the grant date fair values computed in accordance with FASB ASC topic 718 for equity awards granted in 2012, 2011 and 2010.  For information on the model and assumptions used to calculate the compensation cost, see Note 8 to the audited consolidated financial statements in our 2012 Form 10-K.  See the Grants of Plan-Based Awards Table on page 34 for the grant date fair value of each stock grant awarded in 2012.  During 2012, 2,808 shares awarded under the 2006 Equity Compensation Plan were forfeited.

(2)	The amounts reflected are the awards under the 2012 Management Incentive Plan, as described in “Compensation Discussion and Analysis”.
(3)
The Company terminated its defined benefit pension plan effective February 2, 2011.  All benefit liabilities were paid out to participants or transferred to an insurance company by December 31, 2011.  Accordingly, the change in accumulated pension value during 2011 was a negative value based on the accumulated value at December 31, 2010.  The changes in accumulated pension value for Mssrs. Shook, Culver, Hartley, and Miller during 2011 were declines in value of $69,334, $34,058, $88,142, and $45,879  respectively.  Mr. Mehra did not participate in the defined benefit pension plan because it was frozen prior to his hire date.

(4)	Additional information regarding other compensation is provided in the “Components of Other Compensation” table below.

Components of Other Compensation

				Company	Company			Company
			Club	Contributions	Contributions	Director	Split Dollar	Contributions
		Auto(1)	Memberships(2)	to 401(k) Plan(3)	to SERP(4)	Fees(5)	Insurance(6)	to MPPP(7)	Total
Name	Year	($)	($)	($)	($)	($)	($)	($)	($)

Gary R. Shook	2012	2,430	2,730	8,500	78,897	21,800	1,554	20,722	136,633

Jeffrey C. Culver	2012	2,559	--	8,500	9,504	--	580	20,722	41,865

Rajesh Mehra	2012	9,600	--	4,473	21,942	--	904	20,722	57,641

David L. Hartley	2012	9,600	--	1,190	18,011	2,600	692	20,722	52,815

Robert L. Miller	2012	--	--	5,656	--	--	--	19,732	25,388

(1)
The amounts presented for Mr. Shook and Mr. Culver represent the value of Company provided automobiles.  The amounts presented for Mr. Mehra and Mr. Hartley represent automobile allowances received during the year.

(2)	Amounts disclosed in this column represent the cost of membership fees for social clubs.
(3)	Amounts disclosed in this column represent payments by the Company to the executive officer’s account in the Company’s 401(k) plan. The Company made matching contributions during the year.
(4)	Amounts disclosed in this column represent credits to the executive’s accounts under the SERP of an amount equal the participant’s compensation times a Benefit Percentage.
(5)
Amounts disclosed in this column represent director fees paid to Mr. Shook and Mr. Hartley for attendance at meetings of the boards of directors of the Company, Middleburg Trust Company and Middleburg Investment Group.

(6)
Amounts disclosed in this column represent the imputed income to the executive resulting from the split dollar insurance plans.  The imputed income is equal to the plan benefit times the insurance carrier rate for the executive times the number of months covered during the year.

(7)	Amounts disclosed in this column represent contributions to the Company’s Money Purchase Pension Plan (“MPPP”).

Supplemental Discussion of Compensation

Total direct compensation – base salary, annual cash incentives and long-term equity incentives – made up 80%-90% of total 2012 remuneration for the above-named executive officers as reported in the Summary Compensation Table.

On April 28, 2010, the Company and Mr. Shook entered into an employment agreement effective May 1, 2010. The term of Mr. Shook’s agreement was automatically extended on April 30, 2012, and  will automatically extend for one additional year on each April 30 thereafter unless notice of non-renewal is provided or employment otherwise terminates according to the agreement’s provisions.  Mr. Shook’s agreement provides a base salary along with eligibility to receive salary increases and incentive, bonus, or other compensation and reimbursement for certain country club membership dues as directed by the Compensation Committee of the Board of Directors.  Mr. Shook’s employment may be terminated by the Company with or without cause.  Information on severance payments is provided in the section entitled “Payments upon Termination or Change in Control”.  Mr. Shook’s contract contains restrictive covenants that apply during employment and for a period following termination.  For a 12-month period following termination, he is precluded from holding a key officer position in nearby financial institutions.  For a 24-month period following termination, he is also precluded from soliciting our employees or soliciting or providing competitive services to our customers as well as owning, in the aggregate, greater than 1% of the outstanding shares of a competitor public company.

We entered into an initial two-year employment agreement with Raj Mehra as the Company’s Executive Vice President and Chief Financial Officer on May 1, 2010 and continuing until April 30, 2012, unless terminated earlier.  Beginning April 30, 2012 and each April 30th thereafter, the contract term automatically extends for an additional year, unless notice of non-renewal is provided or employment otherwise terminates.  Mr. Mehra is eligible to receive base salary increases and incentive, bonus compensation or other compensation, and to participate in the Company’s benefit plans and programs for which he is or will be eligible.  His employment may be terminated by the Company with or without cause.  Information on severance payments is provided in the section entitled “Payments Upon Termination or Change in Control”.  Mr. Mehra’s contract contains restrictive covenants that apply during employment and for a period following termination.  For a 12-month period following termination, he is precluded from holding a key officer position in nearby financial institutions.  For a 24-month period following termination, he is also precluded from soliciting our employees or soliciting or providing competitive services to our customers.

We entered into an employment agreement  on May 1, 2010, with Jeffrey H. Culver, as Executive Vice President and Chief Operating Officer, with an initial term until April 30, 2012, unless terminated earlier.  Beginning April 30, 2012, and each April 30 thereafter, the contract term automatically extends for an additional year, unless notice of non-renewal is provided or employment services terminate.  The agreement sets an initial salary of $193,000 and provides an automobile and reimbursement of related expenses.  All other elements of Mr. Culver’s agreement mirror those of Mr. Mehra’s agreement as described above.

We also entered into an employment agreement with David L. Hartley, as President of Middleburg Investment Group on January 1, 2011, with an initial term ending December 31, 2011. The term of Mr. Hartley’s agreement was automatically extended on December 31, 2011. Each December 31st thereafter, the contract term automatically extends for an additional year, unless notice of non-renewal is provided or employment services terminate.  The agreement sets an initial salary of $185,000 with an initial bonus of $15,000 which was paid on December 31, 2010, and provides an automobile allowance and reimbursement of reasonable expenses.  All other elements of Mr. Hartley’s agreement mirror those of Mr. Mehra’s and Mr. Culver’s agreements as described above.

The following table contains information concerning estimated future payouts under our non-equity incentive plan and stock awards granted to our named executive officers during 2012.

Grants of Plan-Based Awards for Fiscal Year 2012

					All Other
					Stock	Grant Date
					Awards:	Fair Value
		Estimated Future Payouts			Number of	of Stock
		Under Non-Equity Incentive			Shares of	and
		Plan Awards(1)			Stock or	Options
	Grant	Threshold	Target	Maximum	Units	Awards
Name	Date	($)(2)	($)(3)	($)(4)	(#)(5)	($)(6)

Gary R. Shook	5/2/2012	- -	- -	- -	10,000	168,600
	N/A	36,050	72,100	108,150	- -	- -

Jeffrey H..Culver	5/2/2012	- -	- -	- -	8,000	134,880
	N/A	23,500	47,000	70,500	- -	- -

Rajesh Mehra	5/2/2012	- -	- -	- -	5,000	84,300
	N/A	21,000	42,000	63,000	- -	- -

David L. Hartley	5/2/2012	- -	- -	- -	3,000	50,580
	N/A	19,800	39,600	59,400	- -	- -

Robert. S. Miller	5/2/2012	- -	- -	- -	2,000	33,720
	N/A	19,300	38,600	57,900	- -	- -

(1)	All estimated future payouts were set under the 2012 Management Incentive Plan, as described in “Compensation Discussion and Analysis” above.
(2)	The “threshold” amount represented 10% of the individual’s base salary for 2012.
(3)	The “target” amount represented 20% of the individual’s base salary for 2012.
(4)	The “maximum” amount represented 30% of the individual’s base salary for 2012.
(5)
The restricted stock award is a time vested award over six years but contains performance-based vesting acceleration provisions.  Additional information on this award and its vesting provisions is provided under the “Components of Executive Compensation” section of this Proxy document. (See page 27)

(6)	The amounts in this column reflect the fair market value of restricted stock awards and option awards on the date of grant determined in accordance with generally accepted accounting principles. We value restricted stock awards at the date of grant based on the number of shares subject to the grant multiplied by the closing price of our common stock on the date of grant. We determined the fair market value of option awards based on the Black-Sholes- Merton option pricing model

Stock Options and Stock Awards

The following table provides information concerning unexercised options and unvested restricted stock unit awards held by the named executive officers of the Company as of December 31, 2012.

Outstanding Equity Awards at Fiscal Year-End 2012

		Option Awards (1)				Stock Awards (2)
								Equity
						Equity		Incentive
						Incentive		Plan Awards:	All Other		All Other
		Number of	Number of			Plan Awards:		Market or	Stock		Stock
		Securities	Securities			Number of		Payout Value	Awards:		Awards:
		Underlying	Underlying			Unearned		of Unearned	Number of		Market Value
		Unexercised	Unexercised	Option	Option	Shares That		Shares That	Shares That		of Shares
	Grant	Options(#)	Options(#)	Exercise	Expiration	Have Not		Have Not	Have Not		That Have
Name	Date	Exercisable	Unexercisable	Price ($)	Date	Vested (#)		Vested ($) (7)	Vested (#)		Not Vested ($)

Gary R. Shook	3/16/2009	10,209	--	14.00	3/15/2019
	3/15/2010	--	--	--	--	1,989	(3)	35,126	995	(3)	17,572
	5/1/2010	--	--	--	--	--		--	714	(4)	12,609
	5/1/2011	--	--	--	--	--		--	15,000	(5)	264,900
	5/2/2012	--	--	--	--	--		--	10,000	(6)	176,600

Jeffrey H. Culver	10/15/2003	500	--	37.00	10/14/2013	--		--	--		--
	3/16/2009	5,073	--	14.00	3/15/2019	--		--	--		--
	3/15/2010	--	--	--	--	1,600	(3)	28,256	800	(3)	14,128
	5/1/2011	--	--	--	--	--		--	12,000	(5)	211,920
	5/2/2012	--	--	--	--	--		--	8,000	(6)	141,280

Rajesh Mehra	11/2/2009	5,000	--	14.00	11/1/2019	--		--	--		--
	3/15/2010	--	--	--	--	1,575	(3)	27,815	787	(3)	13,898
	5/1/2011	--	--	--	--	--		--	6,500	(5)	114,790
	5/2/2012	--	--	--	--	--		--	5,000	(6)	88,300

David Hartley	10/15/2003	500	--	37.00	10/14/2013	--		--	--		--
	3/16/2009	4,642	--	14.00	3/15/2019	--		--	--		--
	3/15/2010	--	--	--	--	1,369	(3)	24,177	685	(3)	12,097
	5/1/2011	--	--	--	--	--		--	5,000	(5)	88,300
	5/2/2012	--	--	--	--	--		--	3,000	(6)	52,980

Robert L. Miller	3/16/2009	4,921	--	14.00	3/16/2019	--		--	--		--
	3/15/2010	--	--	--	--	1,423		25,130	711	(3)	12,556
	5/1/2011	--	--	--	--	--		--	5,000	(5)	88,300
	5/2/2012	--	--	--	--	--		--	2,000	(6)	35,320

(1)
Options were granted under our 1997 Stock Incentive Plan and our 2006 Equity Compensation Plan.  The exercise price of each option equals the market price of our stock on the date of grant.  Options under the 1997 plan vested over the three years following the date of grant.  The options granted under the 2006 plan  vested on the grant anniversary date at the following percentages per year over a period of three years: 25%, 25%, and 50%.

(2)	These columns report the number and market value, respectively, of shares granted under the 2006 Equity Compensation Plan.
(3)
These restricted stock awards are composed of 50% performance-based vesting shares and 50% that is subject to time-based vesting.  Those shares subject to time vesting conditions will vest on the grant anniversary date at the following percentages over a period of three years: 25%, 25%, and 50%.  The shares that are subject to performance vesting are evaluated at each monitoring interval by the Compensation Committee to determine the level of vesting, if any.

(4)	This stock award is a time-based restricted stock award which vests at the following percentages per year on each anniversary date over a period of three years: 25%, 25%, and 50%.
(5)
The May 1, 2011 restricted stock award is a time vested award over six years but contains performance-based vesting acceleration provisions.  Partial vesting  may occur  base on performance criteria after 2013 through 2016.  Any shares not vested earlier by meeting performance criteria will vest at 100% on December 31, 2016.

(6)
The May 2, 2012 restricted stock award is a time vested award over six years with performance-based vesting acceleration provisions.  Additional information on this award and its vesting provisions is provided under the “Components of Executive compensation” section of this Proxy document.  (See page 27)

(7)	Market value is calculated by multiplying the number of shares not vested at December 31, 2012 by the closing price of the Company's stock on that date, $17.66.

Option Exercises  and Stock Vested

In the table below, we list information on the vesting of stock awards during the year ended December 31, 2012, for each of the named executive officers.

Option Exercises and Stock Vested
Fiscal Year 2012

	Option Awards		Stock Awards

	Number of Shares	Value	Number of Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting (1)
Name	(#)	($)	(#)	($)

Gary R. Shook	-	-	2,529	40,009

Jeffrey H. Culver	-	-	1,601	25,080

Raj Mehra	-	-	394	6,036

David Hartley	-	-	342	5,239

Robert L. Miller	-	-	1,184	18,520

(1)
The value realized on vesting is calculated as the number of shares acquired on vesting multiplied by the market value of the underlying shares on the vesting dates of March 6, 2012 ($15.78), March 15, 2012 ($15.32) and May 1, 2012 ($16.70).

Changes in Nonqualified Deferred Compensation

The following table shows the changes in the balance of the named executive officers’ nonqualified deferred compensation plans during 2012:

Nonqualified Deferred Compensation
Fiscal Year 2012

Name	Registrant Contributions in Last Fiscal Year (1) ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals and/or Distributions	Aggregate Balance at Last Fiscal Year End ($)(2)

Gary R. Shook	78,897	6,109	--	254,230
Rajesh Mehra	21,942	1,378	--	61,498
Jeffrey H. Culver	9,504	478	--	23,221
David L. Hartley	18,011	621	--	35,837

Robert L. Miller	--	--	--	--

(1)	The amounts reflected are also included in the “All Other Compensation” column of the “Summary Compensation Table” above.
(2)
The amounts reflected include amounts that were also included in the “All Other Compensation” column of the “Summary Compensation Table” for the year 2011 in the following amounts: Mr. Shook, $77,350; Mr. Mehra, $21,306; Mr. Culver, $9,006; Mr. Hartley, $17,205, and for the year 2010 in the following amounts: Mr. Shook, $43,596; Mr. Mehra, $16,150, and Mr. Culver, $4,053.

Supplemental Discussion of Deferred Compensation

We believe that non-qualified deferred compensation plays an important role in retaining key executives, as well as helping them provide for retirement.  The Committee retained an independent consultant to analyze the total retirement benefits provided by us and Social Security to executives with various amounts of compensation and years of service so that the Committee could determine appropriate non-qualified deferred compensation levels.

Because of limits under our qualified retirement plans on the amount of deferrals that executives can make, and on the amount of defined benefits they can receive, several of executives can expect to have a lower level of compensation replaced or a lower retirement replacement ratio than targeted for all employees.  Accordingly, we have adopted several non-qualified deferred compensation plans.

We also provide a Supplemental Executive Retirement Plan (SERP) for Mr. Shook, Mr. Culver, Mr. Mehra, and Mr. Hartley.  Under their plans, we credit their accounts under such SERP for an amount equal the participant’s compensation in excess of the social security wage base times the employer social security contribution percentage and the equivalent amount of matching contributions under our 401(k) plan for compensation in excess of $110,000  (as adjusted under the Internal Revenue Code).

In the event of termination of service, other than due to death, accumulated Company contributions plus earnings will be paid to the participant over a 10 year period.  Mr. Shook, Mr. Culver, Mr. Mehra, and Mr. Hartley receive their accrued benefits under the Plan in the event of a pre-retirement death.

 Payments Upon Termination or Change in Control

Mr. Gary. R. Shook is entitled to severance payments in connection with certain types of termination of employment under his employment agreement.  Under the terms of his employment agreement, if Mr. Shook is terminated without “cause” or resigns for “good reason” (as defined in the agreement), he is entitled to severance payments as follows:  300% of his current salary; any bonus or incentive earned but not yet paid for prior years; a prorated amount for bonus or incentive earned in the termination year; continuation, for the time period allowed by COBRA, of group health and dental benefits if he elects COBRA coverage, and payment of club membership dues and the continued provision of an automobile and related expense reimbursement  for the longer of 36 months or the end of the agreement’s term.

Mr. Raj Mehra, Mr. Jeffrey Culver, and Mr. David Hartley are also entitled to severance payments in connection with certain types of termination of employment that are essentially the same as provided for Mr. Shook, with the exception that 200% of current salary is paid to Mr. Culver along with automobile related benefits for a two year period. There are severance payments of  200% of current salary for Mr. Mehra and Mr. Hartley as well but no continued payments for club dues or automobile-related benefits beyond the separation date. Payment of these amounts are subject the provision of Section 409A of the Internal Revenue Code which may require that disbursement of benefits be postponed for six months from date of termination.  In addition, each officer’s compensation related to the change of control and employment termination will be reduced as necessary to avoid any “excess parachute payment” as defined by Section 280G of the Internal Revenue Code.  This adjustment is intended to preserve the tax deductibility of these payments by the Company and avoid any related excise taxes under Section 4999 of the Internal Revenue Code.

In addition, severance payments may be paid to Mr. Shook, Mr. Mehra, Mr. Culver, and Mr. Hartley related to a Change of Control.  If any executive’s employment is terminated without “cause” or if the executive resigns for “good reason” within one year after a Change of Control, the Company will pay Mr. Shook 300% of his highest cash compensation earned after 2009 and pay Mr. Culver 200% of his highest compensation after 2008.  Mr. Mehra, and Mr. Hartley will be paid 200% of their highest cash compensation earned after 2009.  Payment of these amounts are subject the provision of Section 409A of the Internal Revenue Code which may require that disbursement of benefits be postponed for six months from date of termination.  In addition, each officer’s compensation related to the change of control and employment termination will be reduced as necessary to avoid any “excess parachute payment” as defined by Section 280G of the Code.  This adjustment is intended to preserve the tax deductibility of these payments by the Company and avoid any related excise taxes under Section 4999 of the Code.

If Mr. Shook, Mr. Mehra, Mr. Culver, or Mr. Hartley breach any of the covenants in their respective agreements related to the protection of confidential information, non-disclosure, non-competition and non-solicitation, or is terminated “for cause,” he is not entitled to any further compensation.

The following table summarizes the payments to be made to Mr. Shook, Mr. Mehra, Mr. Culver, and Mr. Hartley under the circumstances described above, assuming the event of termination occurred as of December 31, 2012:

		No Change in Control	After Change in Control
		Termination	Termination
		Without Cause	Without Cause
		or for Good Reason	or for Good Reason
Name	Benefit	($)	($)
Gary R. Shook	Post termination 3X base salary	1,081,500	1,081,500
	Health care benefits continuation	48,125	48,125
	Club membership continuation	8,190	8,190
	Provided auto continuation	7,290	7,290
	Total	1,145,105	1,145,105

Rajesh Mehra	Post termination 2X base salary	420,000	420,000
	Health care benefits continuation	3,888	3,888
	Club membership continuation Provided auto continuation	0 0	0 0
	Total	423,888	423,888

Jeffrey H. Culver	Post termination 2X base salary	470,000	470,000
	Health care benefits continuation	33,082	33,082
	Club membership continuation	0	0
	Provided auto continuation	5,118	5,118
	Total	508,200	508,200

David L. Hartley	Post termination 2X base salary	396,000	396,000
	Health care benefits continuation	34,661	34,661
	Club membership continuation	0	0
	Provided auto continuation	0	0
	Total	430,661	430,661

The Company has not entered into any other agreements or arrangements that provide for the payment of severance or similar benefits to Mr. Shook, Mr. Mehra, Mr. Culver, or Mr. Hartley in connection with a termination of employment for any reason and whether or not it is in connection with a change in control.

Certain Relationships and Related Transactions

Some of the directors and officers of the Company are at present, as in the past, customers of the Company and its subsidiaries, and the Company and its subsidiaries have had, and expect to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with persons not related to the Company.  These transactions do not involve more than the normal risk of collectability or present other unfavorable features.  The balance of loans to directors, executive officers and their associates totaled $8.8 million at December 31, 2012, or 7.5% of the Company’s equity capital at that date.   Additionally, unused commitments to extend credit to directors, executive officers and their associates amounted to an additional $1.7 million at December 31, 2012, or 1.5% of the Company’s equity capital at that date.

There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

The Company has not adopted a formal policy that covers the review and approval of related person transactions by the Board of Directors.  The Board, however, does review all such transactions that are proposed to it for approval.  During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information.  The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers.

In addition, any extensions of credit to our directors and officers are required to be on substantially the same terms as comparable transactions to non-related parties at the time of the extension of credit, pursuant to Regulation O – Loans to Executive Officers, Directors and Principal Shareholders of Member Banks – of the banking regulations applicable to us.

PROPOSAL TWO
APPROVAL OF AN AMENDMENT TO THE
2006 EQUITY COMPENSATION PLAN

The Proposal

The Board of Directors has approved, and recommends that the Company’s shareholders approve, an amendment to the Middleburg Financial Corporation 2006 Equity Compensation Plan (the “Plan”).  The amendment increases the number of shares of Common Stock currently reserved for issuance under the Plan from 255,000 to 430,000 (an increase of 175,000 shares).  There are no other changes to the Plan.

The Company’s experience with stock options and other stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company. The Board of Directors approved the amendment to the Plan on March 27, 2013.

The complete text of the Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix A.  The following summary provides a general description of the principal features of the Plan and is qualified in its entirety by reference to Appendix A.

General Information

The Plan authorizes the Compensation Committee of the Board of Directors to grant one or more of the following awards to directors, officers, key employees, consultants and advisors to the Company and its subsidiaries who are designated by the Compensation Committee:

•	options;
•	stock appreciation rights (“SARs”);
•	stock awards;
•	performance share awards;
•	incentive awards; and
•	stock units.

The Compensation Committee administers the Plan and may delegate all or part of its authority to one or more officers. However, the Compensation Committee may not delegate its responsibility with respect to individuals who are subject to Section 16 of the Exchange Act.  As used in this summary, the term “administrator” means the Compensation Committee and any delegate of the Compensation Committee.

If the shareholders approve the amendment to the Plan, the Company will be authorized to issue under the Plan up to 430,000 shares of Common Stock.  Generally, if an award is forfeited, expires or terminates, the shares allocated to that award under the Plan may be reallocated to new awards under the Plan. Shares surrendered in satisfaction of tax withholding requirements under the Plan may also be reallocated to other awards.

The Plan provides that if there is a stock split, stock dividend or other event that affects the Company’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Plan and in the number of shares and price of all outstanding grants and awards made before such event.

As of March 22, 2013, the Company has made grants and awards as to 180,626 shares of Common Stock reserved for issuance under the Plan and issued 28,232 shares of Common Stock for restricted stock awards.  No options have been exercised and converted to Common Stock under the Plan. These amounts reflect shares that have been forfeited or canceled in accordance with the terms of a grant or award or have been surrendered or withheld in satisfaction of tax withholding requirements. As a result, 46,142 shares of Common Stock remain available for grants and awards under the Plan. On March 22, 2013, the closing price for a share of the Company’s Common Stock on the Nasdaq Capital Market was $18.93.

The following table sets forth information as of March 22, 2013, relating to all grants of stock options under the Plan to (i) each of the named executive officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group. The table does not include awards of Common Stock and restricted stock.

	Number of Securities Underlying Options Granted	Exercise or Base Price ($/Share)	Value of Unexercised In-the-Money Options at March 22, 2013
Gary R. Shook	10,209	14.00	$ 50,330
Jeffrey H. Culver	5,073	14.00	$ 25,010
Rajesh Mehra	5,000	14.00	$ 24,650
David Hartley	4,642	14.00	$ 22,885
Robert L. Miller	4,921	14.00	$ 24,261
Executive Group	38,507	14.00	$189,840
Non-Executive Director Group	0	N/A	N/A
Non-Executive Officer Employee Group	19,749	14.00	$97,363
___________________
(1)
The value of in-the-money options was calculated by determining the difference between the closing price  of a share of Common Stock as reported on the Nasdaq Capital Market on March 22, 2013 ($18.93) and the exercise price of the options.

The Company intends to continue to grant awards under the Plan to directors, eligible officers and key employees. No determination has been made as to which of the persons eligible to participate in the Plan will receive awards under the Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

Grants and Awards under the Plan

The principal features of awards under the Plan are summarized below.

Stock Options.    The Plan permits the grant of incentive stock options and non-qualified stock options.  The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. Other than in connection with a corporate recapitalization, the option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the Compensation Committee on the date of grant, but may not exceed 10 years.  Payment of the option exercise price may be in cash, in a cash equivalent acceptable to the administrator, with shares of Common Stock or with a combination of cash and shares of Common Stock. The Plan provides that a participant may not be granted options in a calendar year for more than 25,000 shares of Common Stock.

Stock Appreciation Rights (SARs).    SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of Common Stock on the date of grant of the SAR. Other than in connection with a corporate recapitalization, the initial value of any SAR may not be reduced after the date of grant.  At the discretion of the Compensation Committee, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant. No participant may be granted SARs in a calendar year covering more than 15,000 shares of Common Stock. For purposes of this limitation and the individual limitation on the grant of options, a SAR and a related option are treated as a single award.

Stock Awards.    The Company may also grant stock awards that entitle the participant to receive shares of Common Stock.  A participant’s rights in the stock award will be forfeitable or otherwise restricted for a period of time or subject to conditions set forth in the grant agreement.  The restrictions must include a period of restriction for at least three years unless the stock award is granted in connection with the settlement of performance shares, stock awards or an incentive award or in the case of a substituted award.  The administrator may, in its discretion, waive the requirements for vesting or transferability for all or part of the stock awards in connection with a participant’s termination of employment or service. The Plan provides that no participant may be granted stock awards in any calendar year for more than 15,000 shares of Common Stock.

Performance Shares.    Performance share awards entitle the participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if certain performance objectives or other conditions prescribed by the administrator and set forth in the award agreement are satisfied. The performance period may be shortened and the administrator may adjust the performance objectives for all or part of the performance shares in connection with a participant’s termination of employment if the administrator finds that the circumstances of the particular case justify doing so.  To the extent that the performance shares are earned, the Company’s payment obligation may be settled in cash, shares of Common Stock, the grant of stock units, or a combination of cash and Common Stock.  The Plan provides that no participant may be granted performance share awards for more than 15,000 shares of Common Stock in a calendar year.

Incentive Awards.  Incentive awards entitle the participant to receive a payment if certain performance objectives or other conditions prescribed by the administrator and set forth in the award agreement are satisfied. The award may only be earned upon the satisfaction of stated performance objectives during a performance period of at least one year. The performance objectives that apply to an incentive award may be based on the performance criteria described below.  To the extent that incentive awards are earned, the Company’s obligation will be settled in cash, shares of Common Stock, the grant of stock units or a combination of the three. The Plan provides that no person may receive incentive award payments in any calendar year of more than $500,000 or an award of Common Stock for more than 15,000 shares in a calendar year.

Stock Units.    The Compensation Committee may also award stock units, which is an award stated with reference to a number of shares of Common Stock.  The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions prescribed by the administrator and set forth in the award agreement, cash, shares of Common Stock or a combination of cash and Common Stock.  The performance objectives that apply to a stock unit award may be based on the performance criteria described below. The restrictions in the award agreement must include a period of restriction for at least three years or the attainment of stated performance objectives. The Plan provides that no participant may be granted stock units for more than 15,000 shares of Common Stock in a calendar year.

Performance Criteria

The performance objectives stated with regard to an award may be based on one or more of the following performance criteria:
•	cash flow and/or free cash flow (before or after dividends)
•	earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share)
•	the price of Common Stock
•	return on equity
•	total shareholder return
•	return on capital (including return on total capital or return on invested capital)

•	return on assets or net assets
•	market capitalization
•	total enterprise value (market capitalization plus debt)
•	economic value added
•	debt leverage (debt to capital)
•	revenue
•	income or net income
•	operating income
•	operating profit or net operating profit
•	operating margin or profit margin
•	return on operating revenue
•	cash from operations
•	operating ratio
•	commodity or operating revenue
•	market share

Performance objectives may be established on a Company-wide basis, on the basis of smaller units of the Company or relative to the performance of other companies.  Measurement of the performance objectives excludes the impact of certain unusual and non-recurring events on the Company’s financial statements.

Change in Control Provisions

The Plan permits an award agreement to provide that, in the event of a “Change in Control” (as defined in the Plan), the outstanding award will become fully exercisable and the applicable restrictions on such award will lapse, unless the award is assumed, replaced or converted to the equivalent award by the continuing entity.

Federal Income Tax Consequences

The principal federal tax consequences to participants and to the Company of grants and awards under the Plan are summarized below.

Non-Qualified Stock Options.    Non-qualified stock options granted under the Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options.    An employee will generally not recognize income on grant or exercise of an ISO; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

Stock Appreciation Rights.    There are no immediate federal income tax consequences to an employee when a SAR is granted. Instead, the employee realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. The Company will be entitled to deduct the same amount as a business expense at the time.

Stock Awards.    The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant's gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year the employee includes the compensation in income.

Performance Share Awards.    A participant generally will not recognize taxable income upon the grant of performance shares. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the performance shares. The amount included in the participant's income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to phantom stock.

Incentive Awards.  A participant generally will not recognize taxable income upon the award of incentive awards. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the incentive awards. The amount included in the participant’s income will equal the amount of cash and the fair market value of the shares of Common Stock received.  The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to incentive awards.

Stock Units.    A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit. The amount included in the participant's income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

Common Stock/Cash Payments.  The fair market value of any shares of Common Stock awarded to a participant and any cash payments a participant receives in connection with other awards under the Plan or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

Performance-Based Compensation.  Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to "qualified performance-based compensation." The Company believes that grants of options and SARs under the Plan will qualify for the performance-based compensation exception to the deductibility limit.  The Plan is structured to permit the administrator to make future grants of other types of awards that would qualify for the exception.

Other Information

No grants or awards may be issued under the Plan after February 22, 2016. The Board of Directors may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval if (i) the amendment would increase the aggregate number of shares of Common Stock that may be issued under the Plan (other than as permitted under the Plan), (ii) the amendment changes the class of individuals eligible to become participants or (iii) such approval is required under any applicable law, rule or regulation.

The following table sets forth information as of December 31, 2012, with respect to compensation plans under which shares of our Common Stock are authorized for issuance.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (1)
Equity Compensation Plans Approved by Shareholders:
1997 Incentive Stock Option Plan	22,000	26.42	--
2006 Equity Compensation Plan	180,626	14.00	46,142
Equity Compensation Plans Not Approved by Shareholders (2)	--	--	--

Total	202,626	17.32	46,142

(1)	Amounts exclue any securities to be issued upon exercise of outstanding options, warrants and rights.
(2)	The Company does not have any equity compensation plans that have not been approved by shareholders.

Vote Required

The Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of Common Stock.  Abstentions and broker nonvotes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE 2006 EQUITY COMPENSATION PLAN.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

           Our Board of Directors has appointed the firm of Yount, Hyde & Barbour, P.C., as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2013.  Yount, Hyde & Barbour, P.C., has audited the financial statements of the Company and the Bank for over 30 years.  Representatives of Yount, Hyde & Barbour, P.C., are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Although our Bylaws do not require shareholder ratification or other approval of the retention of our independent registered public accounting firm, as a matter of good corporate governance, the Board of Directors is requesting that the shareholders ratify the appointment of Yount, Hyde & Barbour, P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2013.  A majority of the votes cast by the holders of our common stock is required for the ratification of the appointment of Yount, Hyde & Barbour, P.C., as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C., AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

AUDIT INFORMATION

Fees of Independent Public Accountants

Yount, Hyde & Barbour, P.C., audited our consolidated financial statements for the fiscal years ended December 31, 2012 and 2011.  The following information is furnished with respect to fees billed for professional services rendered to us by Yount, Hyde & Barbour, P.C., for the fiscal years ended December 31, 2012 and 2011.

Audit Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C., for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2012 and 2011, and also for the review of the financial statements included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $187,500 for 2012 and $180,350 for 2011.

Audit Related Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C., for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2012, and December 31, 2011, were $79,100 and $82,200, respectively.  During 2012 and 2011, audit related fees included consultation concerning financial accounting and reporting standards, employee benefit plan audits, agreed upon procedures engagement for the Middleburg Trust Company and the SysTrust information technology audit.

Tax Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C., for professional services for tax compliance for the fiscal years ended December 31, 2012, and December 31, 2011, were $25,490 and $24,650 respectively.  During 2012 and 2011, these services included preparation of federal and state income tax returns, preparation of trust income tax returns related to the trust preferred entities and consultation regarding tax compliance issues.

All Other Fees

There were no fees billed by Yount, Hyde & Barbour, P.C., for any other services rendered to the Company for the fiscal years ended December 31, 2012 and 2011.

Pre-Approval Policies

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C., was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services.  The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Report

The Audit Committee is comprised of five directors, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market.  The Audit Committee operates under a written charter adopted by the Board of Directors.  The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for the establishment and maintenance of the Company’s internal controls over financial reporting, assessing the effectiveness of those internal controls over financial reporting, maintaining the financial reporting process to ensure the accuracy and integrity of the Company’s consolidated financial statements, and compliance with laws and regulations and ethical business standards.  The independent registered accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and the Company’s internal controls over financial reporting, expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles and expressing an opinion as to management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent registered accounting firm engaged for the purpose of issuing an audit report and performing other audit, review, or attestation services for the Company.  Because the Company outsources its internal audit function, the Audit Committee is also responsible for the appointment, compensation, retention and oversight of the work of the independent registered accounting firm engaged to perform internal audit services for the Company.  The Audit Committee also monitors and oversees the accounting and financial reporting processes of the Company on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and Yount, Hyde & Barbour, P.C., the Company’s independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2012, were prepared in accordance with U.S. generally accepted accounting principles.  The Audit Committee has reviewed and discussed these consolidated financial statements with management and Yount, Hyde & Barbour, P.C., including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies, and practices used and significant reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with Yount, Hyde & Barbour, P.C., the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the Audit Committee has received from the independent registered accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with them their independence from the Company and its management.  Moreover, the Audit Committee has considered whether the independent registered accounting firm’s provision of other non-audit services to the Company is compatible with maintaining the auditor’s independence.

Finally, the Audit Committee has discussed with management its assessment of the effectiveness of internal control over financial reporting and has also discussed with Yount, Hyde & Barbour, P.C. its opinion as to the effectiveness of the Company’s internal control over financial reporting.

Based upon its discussions with management and Yount, Hyde & Barbour, P.C. and its review of the representations of management and the report of Yount, Hyde & Barbour, P.C. to the Audit Committee, the Audit Committee recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission.  By recommending that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee
Howard M. Armfield, Chairman
Henry F. Atherton, III
J. Bradley Davis
Gary D. LeClair
Janet A. Neuharth

March 12, 2013

PROPOSALS FOR 2014 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2014 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 111 West Washington Street, Middleburg, Virginia 20117, no later than December 2, 2013, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.  The Company presently anticipates holding the 2014 Annual Meeting of Shareholders on May 7, 2014.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2014 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2014 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2014 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2014 annual meeting.  The notice must include a description of the proposed business, the reasons therefore, and other specified matters.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.  Based upon an anticipated date of May 7, 2014, for the 2014 Annual Meeting of Shareholders, the Company must receive any notice of nomination or other business no later than March 8, 2014, and no earlier than February 6, 2014.

OTHER MATTERS

THE COMPANY’S 2012 ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012 (EXCLUDING EXHIBITS), AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO THE CORPORATE SECRETARY, WHOSE ADDRESS IS 111 WEST WASHINGTON STREET, MIDDLEBURG, VIRGINIA 20117.  THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

Appendix A

MIDDLEBURG FINANCIAL CORPORATION
2006 EQUITY COMPENSATION PLAN

ARTICLE I
DEFINITIONS

1.01.
Administrator
Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III. Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee.

1.02.
Agreement
Agreement means a written agreement (including any amendment or supplement thereto) between the Corporation and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.03.
Award
Award means an award of Performance Shares, a Stock Award, Stock Unit, Incentive Award, Option or SAR granted to a Participant.

1.04.
Board
Board means the Board of Directors of the Corporation.

1.05.
Change in Control
Change in Control means any of the following: (i) any person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the owner or beneficial owner of Corporation securities having twenty percent or more of the combined voting power of the then outstanding Corporation securities that may be cast for the election of the Corporation’s directors, other than as a result of an issuance of securities initiated by the Corporation, or open market purchases approved by the Board, as long as the majority of the Board approving the purchase is a majority at the time the purchases are made; (ii) a contested election of directors in which less than a majority of the individuals nominated by the Board of the Corporation are elected; or (iii) a merger or consolidation of Corporation with, or into, another corporation or the sale, conveyance or other transfer of substantially all of the assts or stock of Corporation if, immediately following such transaction, those who were directors of the Corporation immediately before such transaction do not constitute at least a majority of the surviving or resulting corporation.

1.06.
Change in Control Price
Change in Control Price means the higher of (i) the mean of the high and low trading prices for the Corporation’s Common Stock on the Stock Exchange on the date of determination of the Change in Control or (ii) the higher price per share actually paid for the Common Stock in connection with the Change in Control of the Corporation.

1.07.
Code
Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08.
Committee
Committee means the Compensation Committee of the Board.

1.09.
Common Stock
Common Stock means the common stock of the Corporation.

1.10.
Control Change Date
Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.11.
Corporation
Corporation means Middleburg Financial Corporation.

1.12.
Corresponding SAR
Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

1.13.
Exchange Act
Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.14.
Fair Market Value
Fair Market Value means, on any given date, the reported “closing” price of a share of Common Stock on the NASDAQ National Market System or the Principal Stock Exchange on which the Common Stock is traded, or if the Common Stock was not so traded on such day, then on the next preceding day that the Common Stock was so traded.

1.15.
Incentive Award
Incentive Award means a cash-denominated Award which, subject to such terms and conditions as may be prescribed by the Administrator, entitles the Participant to receive a payment, in cash or Common Stock or a combination of cash and Common Stock, from the Corporation or a Subsidiary.

1.16.
Incentive Stock Option
Incentive Stock Option means an Option which qualifies and is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

1.17.
Initial Value
Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of an SAR shall not be less than the Fair Market Value on the date of grant. Except for an adjustment authorized by Article XII, the Initial Value may not be reduced (by amendment or cancellation of the sale or otherwise) after the date of grant.

1.18.
Non-Qualified Stock Option
Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

1.19.
Option
Option means a stock option that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Agreement.

1.20.
Participant
Participant means a key employee of the Corporation or a Subsidiary or a member of the Board or the board of directors of a Subsidiary or a consultant to the Corporation or a Subsidiary who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.

1.21.
Performance Criteria
Performance Criteria means one or more of (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share), (c) the price of Common Stock, (d) return on equity, (e) total shareholder return, (f) return on capital (including return on total capital or return on invested capital), (g) return on assets or net assets, (h) market capitalization, (i) total enterprise value (market capitalization plus debt), (j) economic value added, (k) debt leverage (debt to capital), (l) revenue, (m) income or net income, (n) operating income (o) operating profit or net operating profit, (p) operating margin or profit margin, (q) return on operating revenue, (r) cash from operations, (s) operating ratio, (t) commodity or operating revenue and (u) market share. Measurement of Performance Criteria against goals excludes the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by Generally Accepted Accounting Principles and as identified in the financial statements or Management’s Discussion and Analysis in the Annual Report. Performance Criteria may be established on a Company-wide basis, with respect to one or more business units, divisions or subsidiaries; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

1.22.
Performance Shares
Performance Shares means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

1.23.
Plan
Plan means the Middleburg Financial Corporation 2006 Equity Compensation Plan.

1.24.
SAR
SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.25.
Stock Award
Stock Award means Common Stock awarded to a Participant under Article VIII.

1.26.
Stock Unit
Stock Unit means an Award, in an amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment. To the extent provided in the Agreement, each Stock Unit Award shall be adjusted (from the date of grant to the date of payment), to reflect the payment of dividends on the comparable number of shares of Common Stock and the adjustment shall be in the form of additional Stock Units as if such dividends had been invested in Common Stock on the dividend payment date.

1.27.
Subsidiary
Subsidiary means a Corporation or other business entity that the Corporation directly or indirectly, through one or more intermediaries, controls fifty percent (50%) or more of the voting equity of such corporation.

ARTICLE II
PURPOSES

The Plan is intended to assist the Corporation and Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Corporation and its Subsidiaries and to associate their interests with those of the Corporation and its shareholders. The Plan is intended to permit the grant of Options, SARs, Stock Awards, Incentive Awards, Stock Units and Performance Shares. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award or an award of Performance Shares, Stock Units or an Incentive Award, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Corporation or a Subsidiary, requirements that the Corporation achieve a specified level of financial performance or that the Corporation achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Performance Shares, Stock Units or an Incentive Award may be settled. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Corporation, a Subsidiary or a combination thereof.

The Committee, in its discretion, may delegate to one or more officers of the Corporation all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

ARTICLE IV
ELIGIBILITY

Any key employee of the Corporation, any member of the Board, any employee or director of a Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan), or any consultant or advisor to the Company or a Subsidiary is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Corporation or a Subsidiary.

ARTICLE V
STOCK SUBJECT TO PLAN

5.01.
Shares Issued
Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Stock Units, Performance Shares or an Incentive Award, the Corporation may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR the Corporation may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.
Aggregate Limit
The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Performance Shares, Stock Units and Incentive Awards is 430,000 shares.

5.03.
Reallocation of Shares
If shares of Common Stock subject to an Award are forfeited, expire or otherwise terminate without the issuance of shares of Common Stock, the shares of Common Stock shall, to the extent of any such forfeiture, expiration, termination, cash-settlement or non-issuance, again be available to be granted under this Plan. If shares of Common Stock are surrendered or withheld in satisfaction of tax withholding requirements the number of shares surrendered, either actually or by attestation or withheld in satisfaction of tax withholding requirements the number of shares surrendered or withheld may be reallocated to other Award to be granted under this Plan.

ARTICLE VI
OPTIONS

6.01.
Award
In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such award; provided, however that no Participant may be granted Options in any calendar year covering more than 25,000 shares of Common Stock.

6.02.
Option Price
The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except for an adjustment authorized under Article XII, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03.
Maximum Option Period
The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.
Nontransferability
Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.
Transferable Options
Section 6.04 to the contrary notwithstanding, and if the Agreement provides, a Non-Qualified Stock Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.
Employee Status
For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.
Exercise
Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Corporation and its Related Entities) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.
Payment
Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator. Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.
Change in Control
Section 6.07 to the contrary notwithstanding, to the extent provided in the Agreement, each outstanding Option shall become exercisable upon a Change in Control. An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

6.10.
Shareholder Rights
No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.
Disposition of Stock
A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Corporation.

ARTICLE VII
SARS

7.01.
Award
In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such award; provided, however, no Participant may be granted SARS in any calendar year covering more than 15,000 shares of Common Stock. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single award. In addition, no Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Corporation and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code.

7.02.
Maximum SAR Period
The maximum period in which an SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.
Nontransferability
Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.
Transferable SARs
Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an Incentive Stock Option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.
Exercise
Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.
Change in Control
Section 7.05 to the contrary notwithstanding, to the extent provided in the Agreement, each outstanding SAR shall be exercisable upon a Change in Control. An SAR that becomes exercisable pursuant to this section 7.06, shall remain exercisable thereafter in accordance with the terms of the Agreement.

7.07.
Employee Status
If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.
Settlement
At the Administrator’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.
Shareholder Rights
No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Corporation until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII
STOCK AWARDS

8.01.
Award
In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 15,000 shares of Common Stock.

8.02.
Vesting
The Administrator, on the date of the award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The restrictions set forth in the Agreement must include a period of restriction for at least 3 years; provided, however, that such restrictions shall not apply in the case of a Stock Award granted in connection with the settlement of Performance Shares, Stock Awards or an Inventive Award or in the case of a substitute Award pursuant to Article XII. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Corporation and its Subsidiaries before the expiration of a stated period or if the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant fails to achieve stated performance objectives, including performance objectives stated with reference to Performance Criteria. The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant’s termination of employment or service.

8.03.
Employee Status
In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.
Change in Control
Sections 8.02 and 8.03 to the contrary notwithstanding, to the extent provided in an Agreement, each outstanding Stock Award shall be transferable and nonforfeitable upon a Change in Control.

8.05.
Shareholder Rights
Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), and if the Agreement so provides, a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Corporation shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Corporation a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX
PERFORMANCE SHARE AWARDS

9.01.
Award
In accordance with the provisions of IV, the Administrator will designate each individual to whom an Award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by each such Award; provided, however, that no Participant may receive an Award of Performance Shares in any calendar year for more than 15,000 shares of Common Stock.

9.02.
Earning the Award
The Administrator, on the date of the grant of an Award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the Award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance Shares will be earned only if the Participant remains in the employ or service of the Corporation or a Subsidiary for a stated period or that the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant achieve stated objectives including performance objectives stated with reference to Performance Criteria. Notwithstanding the preceding sentences of this Section 9.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Performance Shares in connection with a Participant’s termination of employment or service.

9.03.
Payment
In the discretion of the Administrator, the amount payable when an Award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.
Shareholder Rights
No Participant shall, as a result of receiving an Award of Performance Shares, have any rights as a shareholder until and to the extent that the Award of Performance Shares is earned and settled by the issuance of Common Stock. After an Award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

9.05.
Nontransferability
Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

9.06.
Transferable Performance Shares
Section 9.05 to the contrary notwithstanding, if the Agreement provides, an Award of Performance Shares may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.
Employee Status
In the event that the terms of any Performance Share Award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.08.
Change in Control
Section 9.02 to the contrary notwithstanding, to the extent provided in an Agreement, each outstanding Performance Share Award shall be earned upon a Change in Control.

ARTICLE X
INCENTIVE AWARDS

10.01.
Award
The Administrator shall designate Participants to whom Incentive Awards are made. All Inventive Awards shall be finally determined exclusively by the Administrator under the procedures established by the Administrator. With respect to an Incentive Award based on a performance period of one year, no Participant may receive an Incentive Award payment in any calendar year that exceeds $500,000 or an Award of Common Stock of more than 15,000 shares in any calendar year.

10.02.
Terms and Conditions
The Administrator, at the time an Incentive Award is made, shall specify the terms and conditions which govern the Award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only upon, and to the extent that, performance objectives are satisfied during a performance period of at least one year after the grant of the Incentive Award. By way of example and not of limitation, the performance objectives may provide that the Incentive Award will be earned only if the Company, a Subsidiary or the Company and its Subsidiaries achieve stated objectives, including objectives stated with reference to Performance Criteria. The Administrator, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participants’ death, disability, or retirement.

10.03.
Payment
In the discretion of the Administrator, the Award payable when an Incentive Award is earned, may be settled in cash, by the issuance of Common Stock, grant of Stock Units, or a combination of cash, Common Stock and/or Stock Units.

10.04.
Nontransferability
Except as provided in Section 10.04, Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.05.
Transferable Incentive Awards
Section 10.03 to the contrary notwithstanding, if provided in an Agreement, an Incentive Award may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only partners, on such terms and conditions as may be permitted by Rule 16b-3 under the Exchange Act as in effect from time to time. The holder of an Incentive Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant, provided, however, that such transferee may not transfer the Incentive Award except by will or the laws of descent and distribution.

10.06.
Employee Status
If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.07.
Change in Control
Section 10.02 to the contrary notwithstanding, to the extent provided in an Agreement, each outstanding Incentive Award shall be earned upon a Change in Control.

10.08.
Shareholder Rights
No Participant shall, as a result of receiving an Incentive Award, have any rights as a shareholder of the Company or an Subsidiary on account of such award until, and except to the extent that, the Incentive Award is earned and settled in shares of Common Stock.

ARTICLE XI
STOCK UNITS

11.01.
Award
In accordance with the provisions of Article IV, the Administrator will designate individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards; provided, however, that no Participant may be awarded Stock Units for more than 15,000 shares of Common Stock in any calendar year.

11.02.
Earning the Award
The Administrator, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of Performance Objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. The restrictions set forth in the Agreement must include a period of restriction of at least three years or the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria; provided, however, that such restrictions shall not apply in the case of a Stock Unit granted in connection with the settlement of Performance Shares, Stock Awards or an Incentive Award or in the case of a substitute Award pursuant to Article XII. By way of example and not of limitation, the Performance Objectives or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Corporation or a Subsidiary for a stated period or that the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant achieve stated objectives including Performance Objectives stated with reference to Performance Criteria. Notwithstanding the preceding sentences of this Section 11.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant’s termination of employment or service.

11.03.
Payment
In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

11.04.
Nontransferability
A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit Award.

11.05.
Shareholder Rights
No Participant shall, as a result of receiving a Stock Unit Award, have any rights as a shareholder of the Company or Subsidiary until and to the extent that the Stock Units are earned and settled in shares of Common Stock. After Stock Units are earned and settled in shares of Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

11.06.
Change in Control
Section 11.02 to the contrary notwithstanding, to the extent provided in an Agreement, each Stock Unit shall be earned as of a Control Change Date without regard to whether any Performance Criteria or other condition to which the award is subject have been met.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Awards may be granted under this Plan; and the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Corporation (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, (b) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article XII by the Committee shall be final and conclusive.
The issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.
The Committee may make Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Corporation or a Subsidiary in connection with a transaction or event described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share, Stock Unit or Incentive Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award, Stock Unit, Performance Share or Incentive Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV
GENERAL PROVISIONS

14.01.
Effect on Employment and Service
Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Corporation or a Subsidiary or in any way affect any right or power of the Corporation or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

14.02.
Unfunded Plan
The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

14.03.
Rules of Construction
Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.04.
Tax Withholding
Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

ARTICLE XV
AMENDMENT

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XII) or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

ARTICLE XVI
DURATION OF PLAN

No Awards may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved in accordance with Article XVII. Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XVII
EFFECTIVE DATE OF PLAN

Options, SARs, Incentive Awards, Stock Units and Performance Shares may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Incentive Awards Stock Units or Performance Shares shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Corporation’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present or by unanimous consent. Stock Awards may be granted under this Plan, upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

[FORM OF PROXY]

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

MIDDLEBURG FINANCIAL CORPORATION

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jeffrey H. Culver and John L. Brooks as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Middleburg Financial Corporation held of record by the undersigned on March 22, 2013, at the Annual Meeting of Shareholders to be held at the Middleburg Community Center, located at 300 West Washington Street, Middleburg, VA 20117, on May 1, 2013, or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2 AND 3.

0000165706_2 R1.0.0.51160

Continued and to be signed on reverse side